Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT 10.28

                            COLLABORATION AGREEMENT

     This Collaboration Agreement ("Agreement") is entered into as of June 1, 2000 (the "Effective Date"), between Tularik Inc. ("Tularik"), a Delaware corporation, and Japan Tobacco Inc. ("JT"), a corporation organized under the laws of Japan (individually, a "Party" and, collectively, the "Parties").

     Whereas, Tularik and JT have entered into two previous agreements to research, develop and commercialize certain pharmaceutical products useful in the diagnosis, prevention and treatment of human diseases;

     Whereas, Tularik and JT desire to participate in an additional collaborative program (as herein defined) to research, discover, develop, manufacture and market products that agonize or antagonize various Program Targets (as herein defined) for the treatment of disease in humans; and

     Whereas, Tularik has established a wholly owned subsidiary (the "Subsidiary") to conduct a portion of such collaborative program;

     Whereas, the Parties desire to execute a definitive agreement with respect to such additional collaborative program;

     Now, Therefore, in consideration of the foregoing and the premises and conditions set forth herein, the Parties agree as follow:

                                   ARTICLE 1

                                  DEFINITIONS

     1.1 "Affiliate" shall mean any corporation or other business entity that during the term of this Agreement controls, is controlled by or is under common control with JT or Tularik, but only for so long as such entity controls, is controlled by or is under common control with JT or Tularik. For this purpose, control means the possession of the power to direct or cause the direction of the management and the policies of an entity, whether through ownership (directly or indirectly) of over fifty percent (50%) of the stock entitled to vote, or if not meeting the preceding requirements, any company owned or controlled by or owning or controlling JT or Tularik at the maximum control or ownership right permitted in a country where such company exists. Notwithstanding the foregoing, the Government of Japan shall not be considered an Affiliate of JT.

     1.2  "AAA" shall have the meaning set forth in Section 20.2.

     1.3  "Amount Due" shall have the meaning set forth in Section 7.3(c).

     1.4 "Change of Control Purchase Option" shall have the meaning set forth in Section 1.5 of the Option Agreement.

                                       1.

     1.5  "Claims" shall have the meaning set forth in Section 14.1(a).

     1.6 "Closing Date" shall have the meaning given in Section 2.3 of the Option Agreement between the Parties of even date herewith.

     1.7  "Collaboration Lead Compound" shall have the meaning set forth in
Section 4.2(a).

     1.8 "Competitive Non-Collaboration Compound Infringement" shall have the meaning set forth in Section 15.7.

     1.9  "Competitive Product Infringement" shall have the meaning set forth in
Section 15.7.

     1.10 "Confidential Information" shall mean, subject to the limitations set forth in Section 16.1 hereof, all information disclosed by each Party to the other Party under this Agreement.

     1.11 "Co-Promotion" or "Co-Promote" shall mean activities that the Parties are undertaking to promote jointly Products in the Co-Promotion Territory, if the Co-Promotion Alternative is elected as provided in Section 9.5.

     1.12 "Co-Promotion Alternative" shall have the meaning set forth in Section 9.4.

     1.13 "Co-Promotion Territory" shall mean all of the countries and territories of the world other than the countries and territories within the Exclusive Territories.

     1.14 "Cost of Goods" shall have the meaning set forth in Appendix C.

     1.15 "Cost of Manufacture" shall have the meaning set forth in Appendix C.

     1.16 "Current Program Target" shall mean one of the Targets set forth on Appendix F that has been proposed by a Party, and accepted by the RMC, pursuant to Section 3.3. The Parties shall update Appendix F from time to time to reflect all Current Program Targets, including New Target Candidates selected as New Targets and any Current Program Targets that the RMC determines should not continue to be included in the Research Program, pursuant to Section 3.3. The number of Current Program Targets at any given point in time shall not exceed [*] unless the RMC shall have otherwise unanimously agreed pursuant to Section 2.3(b)(ii). Current Program Targets include New Targets.

     1.17 "Development" shall mean the development of any Product occurring from and after the filing of an IND, through and including approval of an NDA and any other governmental approvals required for the commercialization of such Product in a country. Development shall not include Pre-Clinical Development activities.

     1.18 "Development Budget" shall mean the budget prepared for Development of a Product pursuant to Section 4.7.

[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                       2.

     1.19 "Development Costs" shall mean all costs and expenses reasonably charged directly to the Pre-Clinical Development of any Lead Compound, Research Compound or Collaboration Lead Compound or Development of any Product, as well as Overhead costs of the functions that directly support such Pre-Clinical Development or Development (as calculated in accordance with GAAP and using the same allocation methods that the Party incurring such costs uses throughout its operations, but in all events [*], all as specified in the Development Plan and the Development Budget for the Co-Promotion Territory and each development plan and budget prepared for the Exclusive Territories pursuant to Section 4.7. "Development Costs" shall include, without limitation: (i) [*]

     1.20 "Development Plan" shall mean the plan prepared for Development of a Product pursuant to Section 4.7.

     1.21 "Direct Administrative Expenses" shall have the meaning set forth in Appendix C.

     1.22 "Discontinued Compound" shall have the meaning set forth in Section
4.3.

     1.23 "Distribution Costs" shall have the meaning set forth in Appendix C.

     1.24 "Drug Approval Applications" shall have the meaning set forth in
Section 4.11.

     1.25 "EC" shall mean the executive committee established pursuant to
Section 2.2.

     1.26 "Excluded Targets" shall mean a Target that [*]

     1.27 "Exclusive Marketing Party" shall mean JT in the JT Territory and Tularik in the Tularik Territory.

     1.28 "Exclusive Territory" shall mean with respect to Tularik, the Tularik Territory and with respect to JT, the JT Territory. "Exclusive Territories" shall mean both the Tularik Territory and the JT Territory.

     1.29 "Expenses" shall mean expenses incurred by a Party to the extent allocable to the promotion of Products in all countries in the Territory, calculated in accordance with GAAP, consistently applied. "Expenses" shall include, without limitation, the following: (a) [*], all as defined in Appendix C.

     1.30 "FDA" shall mean the United States Food and Drug Administration, or any successor thereto.

     1.31 "Field" shall mean the [*] for the treatment of disease in humans.

     1.32 "GAAP" shall mean [*]

     1.33 "General Corporate Overhead" shall have the meaning set forth in Appendix C.


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                       3.

     1.34 "IND" or "Investigational New Drug Application" shall mean an application for required approvals or authorizations from the FDA to commence human clinical testing of a drug, as defined by the FDA, or the equivalent application in any other country.

     1.35 "Independent Derivatives" shall have the meaning set forth in Section 3.12.

     1.36 "Independent Lead Compound" shall have the meaning set forth in
Section 4.15.

     1.37 "Independent Party" shall have the meaning set forth in Section 4.15.

     1.38 "Independent Product" shall have the meaning set forth in Section
4.15. Independent Products do not include Products.

     1.39 "JDC" shall mean the joint development committee established pursuant to Section 2.5.

     1.40 "Joint Program Inventions" shall have the meaning set forth in Section 15.2.

     1.41 "JT Program" shall mean the research and development program being conducted by JT as of the Effective Date to discover and develop compounds having activity against certain of the Current Program Targets for use in the Field.

     1.42 "JT Technology" shall mean, collectively, the Patent Rights and the Know-How owned or controlled by JT.

     1.43 "JT Territory" shall mean [*] and their territories and possessions.

     1.44 "Know-How" shall mean know-how, Substances, information, inventions, discoveries, data and technologies, whether or not patentable, owned or controlled by a Party that either (i) exist as of the Effective Date or (ii) are owned or controlled by such Party and arise outside of the Program during the Term, in each case that are applicable to the Program Targets, Lead Compounds, Research Compounds, Collaboration Lead Compounds, Independent Lead Compound, Products or Independent Products and the Field. Know-How shall exclude Program Know-How, Patent Rights and Program Patents.

     1.45 "Launch Expenses" shall have the meaning set forth in Section 7.3(c).

     1.46 "Launching Party" shall have the meaning set forth in Section 7.3(c).

     1.47 "Lead Compound" shall mean a Substance designated by the RMC as suitable for initial development against a Current Program Target within the Field based upon results of screening performed pursuant to Section 3.4. Lead Compounds may be selected as Collaboration Lead Compounds pursuant to Section 4.2.

     1.48 "Loss" shall mean in any calendar year the excess, if any, by which Expenses exceed Net Sales.


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                       4.

     1.49 "Marketing, Advertising and Education Expenses" shall have the meaning set forth in Appendix C.

     1.50 "Marketing Budget" shall have the meaning set forth in Section 9.6.

     1.51 "Marketing Plan" shall have the meaning set forth in Section 9.6.

     1.52 "MC" shall mean the marketing committee established pursuant to
Section 2.6.

     1.53 "NCC Party" shall have the meaning set forth in Section 15.7.

     1.54 "NDA" or "New Drug Application" shall mean a Drug Approval Application filed with the FDA to obtain approvals or authorizations to commence marketing of a drug, as defined by the FDA, or the equivalent application in any other country.

     1.55 "Net Sales" shall mean the gross sales prices of the Product or Independent Product, as applicable, in finished product form, invoiced by a Party or the Independent Party, as the case may be, its affiliates and sublicensees from sales to arms'-length Third Party end users, less, to the extent such amounts are included in the invoiced sales price, taxes, shipping costs (including freight and insurance) and duties and other governmental charges paid for and separately identified on the invoice. Additionally, the following amounts will be subtracted from the gross invoiced sales price: (i) [*] discounts actually allowed; (ii) [*] rejection or return of goods; (iii) [*] amounts paid or credited to a wholesaler, purchaser, Third Party payor or other contractee as a result of [*] (iv) rebates paid or credited to any governmental agency (or branch thereof) or to any Third Party payor, administrator or contractee; and (v) discounts mandated by, or granted in response to, [*]

     1.56 "New Target Candidates" shall mean any Target [*]

     1.57 "New Targets" shall mean a New Target Candidate that [*]

     1.58 "Non-Collaboration Compounds" shall have the meaning set forth in
Section 3.9(b).

     1.59 "Non-Collaboration Patents" shall have the meaning set forth in
Section 15.3.

     1.60 "Non-Launching Party" shall have the meaning set forth in Section 7.4.

     1.61 "Non-Proposed Compound" shall have the meaning set forth in Section
4.4.

     1.62 "Non-Proposed Compound Interested Party" shall have the meaning set forth in Section 4.4.

     1.63 "Options" shall mean any option to purchase shares of Tularik common stock: (i) granted to [*] or (ii) granted to [*], which grant was made during the time such [*] was [*] and has not vested at the time of such [*]


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                       5.

     1.64 "Other Allowable Expenses" shall have the meaning set forth in Appendix C.

     1.65 "Overage Threshold" shall have the meaning set forth in Section 4.8.

     1.66 "Overhead" shall have the meaning set forth in Appendix C.

     1.67 "Patent Rights" shall mean patents and patent applications, both foreign and domestic, including without limitation all substitutions, provisionals, continuations, continuations-in-part, divisionals, extensions, reexaminations, reissues, renewals, supplementary protection certificates and inventors' certificates, that are owned or controlled by a Party that either exist as of the Effective Date or claim inventions owned or controlled by a Party arising outside the Program during the Term, in each case to the extent such patents and patent applications are applicable to the Program Targets, Substances, Lead Compounds, Research Compounds, Collaboration Lead Compounds, Independent Lead Compounds, Products or Independent Products and the Field. Patent Rights do not include Program Patents.

     1.68 "Post-Regulatory Approval Clinical Studies Expenses" shall have the meaning set forth in Appendix C.

     1.69 "Pre-Clinical Development" shall have the meaning set forth in Section 2.3(b)(viii).

     1.70 "Pre-Clinical Development Criteria" shall mean the criteria for commencing pre-clinical development of a Lead Compound or Research Compound set forth by the RMC for a particular Lead Compound or Research Compound from time to time.

     1.71 "Pre-Launch Expenses" shall have the meaning set forth in Appendix C.

     1.72 "Product" shall have the meaning set forth in Section 4.2(a). Products do not include Independent Products.

     1.73 "Profit" shall mean in any calendar year the excess, if any, by which Net Sales exceed Expenses.

     1.74 "Program" shall mean the collaborative program by which the Subsidiary will discover and research, and Tularik and JT will discover, develop, manufacture and market Products with activity against the Program Targets in the Field. The Program includes the Research Program.

     1.75 "Program Inventions" shall mean both Joint Program Inventions and Sole Program Inventions.

     1.76 "Program Know-How" shall mean know-how, Substances, information, inventions, discoveries, data and technologies, whether or not patentable, that are owned or controlled by either Party or both Parties and made, discovered or developed during the Term in the course of the discovery, research, Pre-Clinical Development, Development and commercialization of Lead Compounds, Research Compounds, Collaboration Lead Compounds,


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                       6.

Independent Lead Compounds, Products or Independent Products pursuant to the Program. Program Know-How shall include Program Inventions and shall exclude Program Patents and Research Compound Inventions.

     1.77 "Program Patents" shall mean patents and patent applications, both foreign and domestic, including without limitation all substitutions, provisionals, continuations, continuations-in-part, divisionals, extensions, reexaminations, reissues, renewals, supplementary protection certificates and inventors' certificates, that are owned or controlled by either Party or both Parties and claim Program Inventions made during the Term in the course of the discovery, research, Pre-Clinical Development, Development and commercialization of Substances, Lead Compounds, Research Compounds, Collaboration Lead Compounds, Independent Lead Compounds, Products or Independent Products pursuant to the Program. Program Patents shall exclude Research Compound Patents and Program Know-How.

     1.78 "Program Target" shall mean one of the Targets included on Appendix F as a Current Program Target at any time during the Research Program Term. Program Targets shall not include the [*]

     1.79 "Purchase Option" shall have the meaning given in Section 1.19 of the Option Agreement between the Parties of even date herewith.

     1.80 "Recall Expenses" shall have the meaning set forth in Appendix C.

     1.81 "Re-Engagement Amount" shall have the meaning set forth in Section 4.20(b).

     1.82 "Re-Engagement Expiration Date" shall have the meaning set forth in
Section 4.20(a).

     1.83 "Re-Engagement Notice" shall have the meaning set forth in Section 4.20(a).

     1.84 "Regulatory Approval" shall mean any approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, ministry, department, bureau or other governmental entity necessary for the development, manufacture, use, marketing, sale or distribution of any Product in any country in the Territory.

     1.85 "Research Compound" shall mean any compound that is based upon a Substance that agonizes or antagonizes a Current Program Target and that is made, created, discovered, identified, invented, synthesized, optimized or acquired by or on behalf of either Party pursuant to the Research Plan, or otherwise in the course of the Program. Research Compounds may be selected as Collaboration Lead Compounds pursuant to Section 4.2.

     1.86 "Research Compound Inventions" shall have the meaning set forth in
Section 15.1.

     1.87 "Research Compound Patents" shall mean any and all patents and patent applications, both foreign and domestic, including without limitation all substitutions, provisionals, continuations, continuations-in-part, divisionals, extensions, reissues,


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                       7.

reexaminations, renewals, supplementary protection certificates and inventors' certificates, which claim Research Compound Inventions made by or on behalf of either Party alone or both Parties jointly pursuant to the Program during the Term. Research Compound Patents shall not include any Program Patents.

     1.88 "Research Plan" shall mean the research plan approved by the Parties pursuant to a letter agreement between them of even date herewith, as amended from time to time.

     1.89 "Research Program" shall mean the research component of the Program pursuant to which the Subsidiary will conduct research on behalf of Tularik to identify and characterize Lead Compounds or Research Compounds, and the Parties shall conduct research on Lead Compounds or Research Compounds to identify Collaboration Lead Compounds.

     1.90 "Research Program Term" shall have the meaning set forth in Section 3.7(a).

     1.91 "RMC" shall mean the research management committee established pursuant to Section 2.3.

     1.92 "Scientific FTE" shall mean the [*] costs, including [*], but excluding [*] of employing a full-time scientific/technical person (or, in the case of less than a full-time dedicated person, the full-time equivalent scientific/technical person/year) dedicated to the research, Pre-Clinical Development or Development of Substances, Lead Compounds, Research Compounds, Collaboration Lead Compounds or Products for a period of one (1) year, where a scientific/technical person is an employee of either Party having skills in a [*] or in the areas of [*] The Scientific FTE rate for Scientific FTEs employed by the Parties is set forth in Appendix D.

     1.93 "Selling and Promotion Expenses" shall have the meaning set forth in Appendix C.

     1.94  "Share of Loss" shall have the meaning set forth in Section 6.2.

     1.95  "Share of Profit" shall have the meaning set forth in Section 6.2.

     1.96 "Sole Program Inventions" shall have the meaning set forth in Section 15.2.

     1.97  "Subsidiary" shall have the meaning set forth in the recitals.

     1.98  "Sublicense Revenues" shall have the meaning set forth in Section
5.2.

     1.99 "Substances" shall mean those natural extracts, natural compounds and synthetic compounds which a Party owns or has a license (with the right to sublicense) as of the Effective Date or from time to time during the Term, which such Party actually provides to the Program.

     1.100 "Targets" shall mean biochemical components of a pathway that have potential to be agonized or antagonized by Substances or Research Compounds for use in the Field.


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                       8.

     1.101 "Term" shall mean the period from the Effective Date until the later to occur of (i) the expiration of all Program Patents and Patent Rights containing a Valid Claim covering the manufacture, use or sale of Products or Independent Products; or (ii) the date on which Net Sales on all Products and Independent Products shall be reduced from a positive number to zero; provided, however, that if this Agreement is terminated prior to such date pursuant to
Section 18.1, then the Term shall end upon the effective date of such earlier termination.

     1.102 "Territory" shall mean the Exclusive Territories and the Co-Promotion Territory.

     1.103 "Third Party" shall mean any person or entity other than Tularik, JT or their Affiliates.

     1.104 "Third Party/Other Agreement" shall mean any of the agreements between Tularik and a Third Party or JT governing Tularik's collaborative programs with JT (obesity/diabetes and orphan nuclear receptors), Knoll AG (obesity), Merck & Co., Inc. (viral diseases), Sumitomo Pharmaceuticals Co., Ltd. (hypercholesterolemia), Taisho Pharmaceuticals Co., Ltd. (immune regulation), the Roche Bioscience division of Syntex (U.S.A.), Inc. (inflammation) and Yamanouchi Pharmaceuticals Co., Ltd. (inflammation).

     1.105 "Third Party Royalties" shall have the meaning set forth in Appendix
C.

     1.106 "Tularik Program" shall mean the research and development program being conducted by Tularik as of the Effective Date to discover and develop compounds having activity against certain of the Current Program Targets for use in the Field.

     1.107 "Tularik Technology" shall mean, collectively, the Patent Rights and the Know-How owned or controlled by Tularik. The Tularik Technology includes rights owned or controlled by the Subsidiary that are licensed to Tularik pursuant to the Tularik/Subsidiary Agreement.

     1.108 "Tularik Territory" shall mean [*] and their territories and possessions.

     1.109 "Tularik/Subsidiary Agreement" shall mean the License Agreement between Tularik and the Subsidiary of even date herewith.

     1.110 "Valid Claim" shall mean a claim of a pending patent application or issued and unexpired patent that is included within the Program Patents or Patent Rights, in each case that has not been held unenforceable, unpatentable, or invalid by a court or other governmental agency of competent jurisdiction, and that has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

     1.111 "Volitional Purchase Option" shall have the meaning given in Section
1.25 of the Option Agreement.

                                   ARTICLE 2

                                  MANAGEMENT

[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                       9.

     2.1 Committees. The Parties agree that an EC, an RMC, a JDC and an MC shall manage the relationship established by this Agreement.

     2.2  Executive Committee.

          (a) Composition. The executive committee ("EC") shall be comprised of the Chief Executive Officer of Tularik and a senior officer of JT's pharmaceutical business. JT may replace its designee to the EC by written notice to Tularik.

          (b) Responsibilities. The EC shall oversee and manage the relationship established by this Agreement and the other committees. The EC shall resolve problems and settle disagreements that have not been resolved by the RMC, JDC or MC, except as otherwise provided in this Agreement.

          (c) Meetings and Voting. The EC shall meet as necessary to resolve problems and settle disagreements within its jurisdiction, as provided in this Agreement. Except as otherwise provided herein, all decisions of the EC shall be unanimous.

     2.3  Research Management Committee.

          (a) Composition. Promptly after the Effective Date, a research management committee (the "RMC") shall be established and shall be composed of three members from each of Tularik and JT, the Chairperson of which shall be named by Tularik. Tularik's representatives to the RMC shall be [*] JT's representatives to the RMC shall be [*] A Party may replace any designee to the RMC by written notice to the other Party.

          (b) Responsibilities. The goals and progress of the Research Program shall be determined and monitored by the RMC, which shall receive all data and information obtained by either Party pursuant to the Research Program. In particular, the RMC shall:

               (i) select New Targets from among New Target Candidates proposed by the Parties, and determine whether to cease development of or replace Current Program Targets, pursuant to Section 3.3;

               (ii) determine whether to increase the number of Current Program Targets beyond [*];

               (iii) periodically review the Research Program and the Subsidiary's progress thereunder pursuant to the Research Plan, including all screening results and new developments regarding the Current Program Targets and the Field;

               (iv) propose changes to the Research Plan based upon the results of prior work and new developments regarding the Current Program Targets in the Field;

               (v) select the Lead Compounds, Research Compounds and the Collaboration Lead Compounds;


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

                                      10.

               (vi) delegate initial responsibility for the filing and prosecution of Program Patents;

               (vii) be responsible for coordinating all aspects of all activities (including, but not limited to: [*] that will be undertaken pursuant to the Research Program to identify and develop a Lead Compound or Research Compound and that are necessary or desirable to determine whether such Lead Compound or Research Compound may be suitable for designation as a Collaboration Lead Compound;

               (viii) be responsible for coordinating all aspects of all activities (including, but not limited to: [*] that will be undertaken with respect to a Collaboration Lead Compound that are necessary or desirable to enable the filing of an IND for Products based upon or incorporating such Collaboration Lead Compound, including the preparation and filing of an IND (collectively, "Pre-Clinical Development");

               (ix) establish a system for identification of Research Compounds as provided in Section 15.1;

               (x) establish a system for identifying in advance, to the extent reasonably possible, those compounds for which Third Party/Other Agreements impose contractual obligations upon Tularik, potentially resulting in a [*] pursuant to Section 4.22; provided, however, that such system shall in no event require Tularik to breach any obligations of confidentiality to Third Parties with respect to such compounds. Tularik shall make available to the RMC relevant information from such Third Party/Other Agreements to enable the system established by this Section 2.3(b)(x) to function.

     2.4 Meetings and Voting. The RMC shall meet at least twice annually. All decisions of the RMC shall be unanimous. Any disagreement that cannot be resolved by the unanimous vote of the RMC that is within the RMC's jurisdiction shall be referred to the EC for resolution under Section 2.2(c). If a disagreement is still unresolved after a seven (7) day period following submission to the EC, [*] in which case such disagreement shall be resolved in accordance with Section 3.5(b). It is the intent of the Parties to resolve issues relating to Section 2.3(b) through the RMC whenever possible and to refer issues to the EC only when resolution through the RMC cannot be achieved. The RMC may meet by telephone or in person at such times as are agreeable to the members of each such committee. The location of each RMC meeting will be determined alternately by each Party, with each Party bearing the expenses of its representatives attending RMC meetings. Tularik will determine the location of the first meeting of each committee. Members of a committee may be represented at any meeting by another member of the committee, or by a deputy, either of whom may cast the absent member's vote. The RMC shall issue agendas in advance of each meeting. The chairperson shall appoint someone to keep accurate minutes of the meetings, which shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed.

     2.5  Joint Development Committee.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      11.

          (a) Composition. Within thirty (30) days after the date upon which the RMC designates the first Collaboration Lead Compound, the Parties shall each appoint three representatives to a Joint Development Committee ("JDC"). A Party may replace any designee to the JDC by written notice to the other Party. Such representatives will include individuals with expertise and responsibilities in the areas of pre-clinical development, clinical development or regulatory affairs.

          (b) Responsibility. The JDC will be responsible for coordinating all aspects of the Development of each Product as provided in Article 4 through the filing of an NDA or equivalent.

          (c) Meetings and Voting. The JDC shall meet at least twice annually. All decisions of the JDC shall be unanimous. Any disagreement that cannot be resolved by the unanimous vote of the JDC that is within its jurisdiction shall be referred to the EC for resolution under Section 2.2(c). If a disagreement is still unresolved after a seven (7) day period following submission to the EC, such disagreement shall be resolved in accordance with Section 20.1. It is the intent of the Parties to resolve issues relating to Section 2.5(b) through the JDC whenever possible and to refer issues to the EC only when resolution through the JDC cannot be achieved. The JDC may meet by telephone or in person at such times as are agreeable to the members of each such committee. The location of each JDC meeting will be determined alternately by each Party, with each Party bearing the expenses of its representatives attending JDC meetings. Tularik will determine the location of the first meeting of each committee. Members of a committee may be represented at any meeting by another member of the committee, or by a deputy, either of whom may cast the absent member's vote. The JDC shall issue agendas in advance of each meeting. The chairperson shall appoint someone to keep accurate minutes of the meetings, which shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed.

     2.6  Marketing Committee.

          (a) Composition. Upon recommendation of the JDC in anticipation of the first commercial launch of one or more Products, but in any event no later than at the conclusion of the [*] for any Product, the Parties shall each appoint three representatives to a Marketing Committee ("MC"). A Party may replace any designee to the MC by written notice to the other Party. Such representatives will include individuals with expertise and responsibilities in the areas of sales, marketing, manufacturing or regulatory affairs.

          (b) Responsibility. The MC will develop a marketing plan for each Product in the Co-Promotion Territory, shall oversee quality control of the Product and all operational aspects of marketing and sales in the Co-Promotion Territory following launch of each such Product.

          (c) Meetings and Voting. The MC shall meet at least twice annually. All decisions of the MC shall be unanimous. Any disagreement that cannot be resolved by the unanimous vote of the MC that is within its jurisdiction shall be referred to the EC for resolution under Section 2.2(c), except as otherwise provided in Section 9.5. If a disagreement is still


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      12.

unresolved after a seven (7) day period following submission to the EC, such disagreement shall be resolved in accordance with Section 20.1. It is the intent of the Parties to resolve issues relating to Section 2.6(b) through the MC whenever possible and to refer issues to the EC only when resolution through the MC cannot be achieved. The MC may meet by telephone or in person at such times as are agreeable to the members of each such committee. The location of each MC meeting will be determined alternately by each Party, with each Party bearing the expenses of its representatives attending MC meetings. Tularik will determine the location of the first meeting of each committee. Members of a committee may be represented at any meeting by another member of the committee, or by a deputy, either of whom may cast the absent member's vote. The MC shall issue agendas in advance of each meeting. The chairperson shall appoint someone to keep accurate minutes of the meetings, which shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed.

                                   ARTICLE 3

                               RESEARCH PROGRAM

     3.1 Research Program. The Research Program shall be conducted against the Current Program Targets by the Subsidiary to identify and characterize Lead Compounds or Research Compounds and by the Parties to select Collaboration Lead Compounds pursuant to the Research Plan. Tularik shall cause the Subsidiary to commence the Research Program promptly after the Effective Date.

     3.2 Basic Research. Tularik shall cause the Subsidiary to undertake, under the direction of the RMC and pursuant to the Research Plan, basic research towards the objectives of the Research Program. During the Term, JT shall provide to Tularik the research payments set forth in Section 6.1 to support [*] Scientific FTEs employed by the Subsidiary in the conduct of the Research Plan, which shall be distributed as set forth in Appendix E. The actual distribution of such Scientific FTEs among the scientific disciplines represented on Appendix E may vary from the projected distribution of Scientific FTEs set forth on Appendix E as a function of the needs of the Research Program at any particular time, as determined by the RMC.

     3.3 Targets. Tularik or JT may from time to time present New Target Candidates to the RMC for designation as New Targets pursuant to Section 3.3(i). If a given New Target Candidate is designated by the RMC as a New Target, such New Target Candidate shall either (i) be substituted for an existing Current Program Target, if at the time of such designation the number of Current Program Targets is equal to [*] (or such greater number as the RMC unanimously agrees pursuant to Section 3.3(ii)), or (ii) be added as a Current Program Target, if at the time of such designation the number of Current Program Targets is less than [*] The number of Current Program Targets shall in no event be greater than [*] unless the RMC unanimously agrees to increase the number of Current Program Targets pursuant to Section 3.3(i). In the event such New Target Candidates are not designated as New Targets by the RMC, such rejected New Target Candidates may be pursued by either Party [*]. Program Targets for which work under the Research Program is terminated may be pursued independently by either Party [*] Additionally, the RMC may elect to stop further research on a Current Program Target


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      13.

without replacing such Target at such time, in which case such Target shall no longer be a Current Program Target.

     3.4 Screening. Tularik shall develop and perform, through the Subsidiary, [*] assays to determine (i) the effect of Substances selected for screening by the RMC on Current Program Targets and (ii) the [*] of such Substances, for the purpose of identifying Lead Compounds and determining whether to make and develop Research Compounds based upon such Lead Compounds. The RMC shall designate Lead Compounds and determine whether to make and develop such Research Compounds. Each Party will provide its proprietary [*] libraries to the Subsidiary for such screening as directed by the RMC; provided, however, that a Party shall not be required to [*] Unless otherwise directed by the RMC and except as provided in Section 3.5, the activities under Sections 3.2 and 3.4 for a Substance, Lead Compound or Research Compound shall be the responsibility of the Subsidiary until such time as the RMC designates a Substance as a Lead Compound or determines to make a Research Compound based on a Substance pursuant to this Section 3.4. At such time, such Substance shall be removed from the screening library from which such Lead Compound originated (i.e., such Substance shall no longer be used by the Party owning the library for further screening outside the scope of the Program) until such time as such Pre-Clinical Development or Development of such Lead Compound (or Research Compound, Collaboration Lead Compounds, Independent Lead Compounds, Independent Products or Products resulting therefrom) shall be terminated by the Parties, subject to Sections 4.10 and 6.5.

     3.5 Research Chemists. The Parties recognize that [*] Accordingly, the Parties agree that the RMC, by unanimous decision, shall be responsible for determining: (i) the identity of Lead Compounds or Research Compounds to which medicinal chemistry resources will be dedicated; and (ii) the number and level (i.e., Ph.D., research assistant, etc.) of chemistry Scientific FTE to be assigned to perform medicinal chemistry on each Lead Compound or Research Compound. [*] shall be responsible for dedicating to the Program [*] of the number of chemistry Scientific FTE assigned to each Lead Compound or Research Compound by the RMC; provided, however, that the RMC may decide to [*] on a particular Lead Compound or Research Compound, by unanimous decision, while maintaining [*] Scientific FTE split among the chemistry Scientific FTEs assigned to all Lead Compounds or Research Compounds in the aggregate within the Program. The Parties anticipate that [*], will provide medicinal chemistry resources for Lead Compounds or Research Compounds except as set forth in Appendix E. [*] shall in no event be required to provide any medicinal chemistry resources to the Program, either [*] for such purpose, except as set forth on Appendix E or unless the Parties otherwise agree.

          (a) In the event that either JT or Tularik is unable to dedicate the number of chemistry Scientific FTEs designated by the RMC, such Party shall be required to pay the other Party [*] each year for every chemistry Scientific FTE that the paying Party is unable to provide; provided, however, that the receiving Party shall, upon written request by the paying Party, provide documentation to demonstrate that the receiving Party has actually employed the number of additional chemistry Scientific FTE that the paying Party is unable to provide. In the event that the receiving Party shall be unable to employ the number of additional chemistry Scientific FTE that the paying Party is unable to provide, the paying Party shall be required to pay the receiving Party an annual amount equal to (the number of chemistry Scientific FTE provided by


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      14.

the receiving Party less the number of chemistry Scientific FTE provided by the paying Party) multiplied by [*]

          (b) The chemistry scientific FTE rates referenced in this Section 3.5 shall be adjusted [*] (utilizing the cost-breakdown and methodology attached hereto as Appendix D as the basis for such adjustment) and shall assume that such chemistry Scientific FTE is [*] In no event shall the chemistry Scientific FTEs be required to [*] in connection with any imbalance in the Parties' Scientific FTE efforts hereunder unless the Parties mutually agree to do so; rather, such chemistry Scientific FTE shall [*] such chemistry Scientific FTE. Each Party shall provide Scientific FTEs with a comparable level of experience to the Scientific FTEs provided by the other Party as required by the RMC.

          (c) In the event that the RMC is unable to agree unanimously on the [*] performed pursuant to Section 3.4, and/or the [*] the matter shall be referred to the EC. In the event that the EC is unable to agree unanimously on the [*] pursuant to this Section 3.5 for a period of [*] each Party will have the right to proceed independently to develop such compound as an Independent Lead Compound under Section 4.15 and to develop Independent Products incorporating such Collaboration Lead Compound as provided therein. In such event, the Parties shall use good faith efforts to negotiate appropriate mechanisms for commercializing such Independent Product in the Co-Promotion Territory so as to comply with all laws, rules and regulations in each country in the Co-Promotion Territory, and the EC shall resolve any disputes with respect to such mechanisms.

     3.6 Exchange of Pre-Clinical Data. JT and Tularik will exchange research and Pre-Clinical Development data generated during the Program [*] In accordance with Sections 5.2 and 5.3, the Parties may also make such data available to any permitted sublicensees in a country or countries in the Territory; provided, however, such data shall not be made available to such sublicensees until a sublicensee has executed a standard confidentiality agreement covering disclosure and use of such data, and ownership of such data and intellectual property rights consistent with the terms of this Agreement.

     3.7 Research Program Term. The Research Program shall be conducted during the period of five (5) years commencing as of the Effective Date, or until such earlier time as the Research Program may be terminated as provided in this
Section 3.7 (the "Research Program Term"). Upon at least [*] days' prior written notice to Tularik, JT may, in its sole discretion, terminate the Research Program effective at the end of [*] of the Research Program. The RMC may terminate the Research Program any time during the Research Program Term if it unanimously determines the Research Program is [*] or that [*]

     3.8 In the event that JT exercises the Purchase Option during the Research Program Term, the Research Program Term shall terminate on the Closing Date. If the Research Program Term is terminated as provided in Section 3.7 without JT simultaneously exercising the Purchase Option, then the Purchase Option shall terminate in accordance with Section 2.6 of the Option Agreement.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      15.

     3.9 Effect of Termination of Research Program. In case of an early termination of the Research Program by JT or the RMC pursuant to Section 3.7, JT shall be exempt from any payment(s) under Section 6.1(a) that would have become due and payable after the effective date of such early termination, or if any payment(s) have been made by JT under Section 6.1(b) for the Research Program that otherwise would have been applicable for the period after the effective date of such early termination, Tularik shall refund to JT the amount of such overpayment as calculated on pro-rata basis. Additionally, the RMC shall meet at least seven (7) days prior to the end of the Research Program Term to determine which compounds screened or made during the Research Program that are not then either a Collaboration Lead Compound or an Independent Lead Compound should be designated as a Collaboration Lead Compound or an Independent Lead Compound.

          (a) If the Research Program terminates early pursuant to Section 3.7 and this Agreement terminates simultaneously in accordance with Section 18.2 (i.e., no compound or Lead Compound or Research Compound has been designated previously a Collaboration Lead Compound in accordance with Section 3.9(a) or
4.2 and no Independent Lead Compound has been identified pursuant to Section 3.9(a) or is being developed in accordance with Section 4.15), then: (i) all licenses granted by Tularik to JT under this Agreement will terminate, other than the [*] license contained in the last sentence of Section 15.2; (ii) JT will grant to Tularik a non-exclusive, sublicensable, worldwide license, to develop, make, use, sell, offer for sale or import Substances, Lead Compounds or Research Compounds screened in or made pursuant to the Research Program under JT's interest in Program Patents and Program Know-How; and (iii) [*] JT will also grant to Tularik a nonexclusive, sublicensable, worldwide license under the JT Technology to the extent necessary to practice the license granted under the Program Patents and Program Know-How in subsection 3.9(a)(ii) [*]; provided that in the event that [*] elects to pursue a Discontinued Compound or a Non-Proposed Compound on or before the [*] of the Term pursuant to Section 4.3 or 4.4 respectively, (i), (ii) and (iii) above shall not apply to the relevant Collaboration Lead Compound, Product, Independent Lead Compound or Independent Product that JT elects within such time period to develop and commercialize pursuant to Section 4.3 or 4.4 until such time as [*] shall have terminated its development or commercialization thereof.

          (b) If the Research Program terminates early pursuant to Section 3.8, then: (i) all licenses granted under this Agreement shall continue as provided in Articles 5 and 15, (ii) the Parties shall continue performing under this Agreement during the remainder of the Term and (iii) notwithstanding Section 3.10, [*] may perform medicinal chemistry on Lead Compounds, Research Compounds and Independent Lead Compounds [*] to generate compounds for use in the Field [*] and such [*] compounds resulting from such medicinal chemistry efforts that are [*] (collectively, "Non-Collaboration Compounds"), subject to the terms of this Section 3.9(b). In no event shall Non-Collaboration Compounds include any compound that is, prior to the time such Non-Collaboration Compound is made, a Lead Compound, Research Compound, Collaboration Lead Compound or Independent Lead Compound. Promptly after [*] commences [*] on a Non-Collaboration Compound [*] it shall notify [*] of the [*] as well as the [*] Under no circumstances during the term of this Agreement and thereafter, shall [*] develop [*] However, during the Term of this Agreement and thereafter, [*] shall have the right to develop [*] Non-Collaboration Compound, to the extent such Non-Collaboration Compound [*]


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      16.

Ownership of inventions made during the course of [*] performance of medicinal chemistry to make Non-Collaboration Compounds or development and commercialization of products based upon or incorporating such compounds shall [*] with the Parties intending that [*] shall own all such inventions [*] such activities outside the scope of this Agreement pursuant to a separate agreement between the Parties.

           (c) Section 4.21 provides for the Parties' rights and obligations in the event that the Research Program terminates early but the Term of this Agreement does not terminate simultaneously.

     3.10 Exclusive Collaboration. Except as otherwise provided in Section 3.9(c) and Articles 4, 5 and 8 with respect to Third Party sublicensees, contractors and the Subsidiary, the Parties shall work exclusively with each other to research and develop compounds that are [*] during the Research Program Term. During the Term, neither Party shall research, develop or commercialize a product [*] other than pursuant to this Agreement, subject to Sections 3.9(c) and 4.22. [*] provided, however, that neither Party shall be required to [*] and that, outside and independent of the Program, are either (a) discovered by such Party, independently or jointly with a Third Party, or (b) discovered on behalf of such Party, or (c) otherwise obtained by such Party outside and independent of the Program.

     3.11 [*] Efforts Following the Research Program Term. After the Research Program Term expires, then during the remainder of the Term, neither Party may [*] unless the Parties otherwise agree. If either Party believes that [*] would be necessary or useful to [*] Collaboration Lead Compounds or Products, then such Party may propose [*] and shall provide to the other Party information reasonably necessary to determine whether [*] If the other Party agrees that [*] should be conducted, then the proposing Party may perform such [*] compound and any [*] Collaboration Lead Compound shall be deemed to be a [*] Expenses of [*] pursuant to this Section 3.11 shall be a [*] of the Parties for Products. This
Section 3.11 shall not apply in the event that the Research Program Term terminates pursuant to Section 3.9(b). The Party [*] shall notify the other Party of the [*] within [*] days after it first [*] This Section 3.11 shall not apply after the Research Program Term is terminated prior to its expiration either pursuant to Section 3.7, if the Term terminates simultaneously, or as provided in Section 3.7.

     3.12 [*] Independent Lead Compounds. During the term of this Agreement, until and unless the Research Program terminates early pursuant to Section 3.7, each Party that is an Independent Party may [*] Independent Lead Compounds during the term of this Agreement to [*] at [*] and such Party shall be [*] that are [*] (collectively, "Independent [*]"), subject to the terms of this Section
3.12. In no event shall Independent [*] include [*] the date upon which such Independent [*] Promptly after a Party making an Independent [*] (the "[*] Party"), commences [*] on an Independent [*] it shall notify the other Party (the "[*] Party") of the [*] that the [*] Party has modified, as well as [*] of the Independent [*] upon which such Party is commencing [*] Each Independent [*] shall be deemed to be [*] of the [*] Party, provided that under no circumstances during the term of this Agreement and thereafter, shall either Party develop any Independent [*] that is also a [*] Ownership of inventions made during the course of the [*] Party's [*] to make Independent [*] shall be determined according to Article 15. If the Research Program terminates early pursuant to
Section 3.7, then Section 3.8(c) shall apply to


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      17.

determine each Party's ability to [*] Each [*] shall be deemed to be [*] who shall be the [*] In no event shall a Party that is not an Independent Party [*]

                                   ARTICLE 4

                              DEVELOPMENT PROGRAM

     4.1 General Principles. The Parties agree to use commercially reasonable efforts to develop Collaboration Lead Compounds for use in the Field, making use of each Party's special expertise as directed by the RMC, with the intent of obtaining all Regulatory Approvals and commercializing Products as soon as reasonably practicable thereafter.

     4.2 Designation of Collaboration Lead Compound. From time to time either Party may propose to the RMC one or more Lead Compounds or Research Compounds for Pre-Clinical Development. The RMC will promptly determine whether such Lead Compound or Research Compound is suitable for Pre-Clinical Development by determining whether such Lead Compound or Research Compound meets the Pre-Clinical Development Criteria and, if so, propose a plan and budget for Pre-Clinical Development thereof.

          (a) If the RMC determines that such Lead Compound or Research Compound meets the Pre-Clinical Development Criteria, then within [*] of such determination, each Party shall provide to the RMC a written notice as to whether it elects to participate in and, subject to Section 4.8, commit resources to conduct Pre-Clinical Development of such Lead Compound or Research Compound as a Collaboration Lead Compound according to the proposed plan and budget. If the RMC determines that such Lead Compound or Research Compound does not meet the Pre-Clinical Development Criteria, then, within [*] of such determination each Party shall provide to the RMC a written notice as to whether it elects to designate such Lead Compound or Research Compound as a Collaboration Lead Compound and participate in and commit resources to conduct Pre-Clinical Development of such Collaboration Lead Compound, notwithstanding that such Lead Compound or Research Compound does not meet the Pre-Clinical Development Criteria. If both Parties make an affirmative election with respect to any Lead Compound or Research Compound pursuant to either the first or second sentence of this Section 4.2(a), then such Lead Compound or Research Compound shall be designated a "Collaboration Lead Compound" and any products incorporating or based upon such Collaboration Lead Compound for which an IND is submitted to a regulatory authority shall be designated as a "Product." If one Party makes an affirmative election and the other Party makes a negative election with respect to whether any Lead Compound or Research Compound shall be designated a Collaboration Lead Compound, the Party making an affirmative election will have the right to proceed independently to develop such compound as an Independent Lead Compound or Independent Product under Section 4.15.

     4.3  Designation of Discontinued Compound/Independent Lead
Compound/Independent Product. Subject to Section 3.9(b), if neither Party makes an affirmative election with respect to any Lead Compound or Research Compound being designated a Collaboration Lead Compound pursuant to Section 4.2, such Lead Compound or Research Compound shall be neither a Collaboration Lead Compound nor a compound that may


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      18.

be developed as an Independent Lead Compound or Independent Product under
Section 4.15, and development of products based upon such non-elected Lead Compound or Research Compound (a "Discontinued Compound") may be subsequently initiated by a Party by notifying the other Party of its interest in initiating Pre-Clinical Development of such Discontinued Compound at any time on or before the [*] If the other Party indicates it is not interested in initiating Pre-Clinical Development of such Discontinued Compound, the initiating Party may proceed with development of such Discontinued Compound as an Independent Lead Compound or an Independent Product and the initiating Party shall be deemed to be the Independent Party therefor, as provided in Section 4.15. At any time after the [*] either Party may, upon written notice to the other Party, proceed with development of a Discontinued Compound as an Independent Product and such Party shall be deemed to be the Independent Party therefor, as provided in
Section 4.15.

     4.4  Designation of Non-Proposed Compound/Independent Product. Subject to
Section 3.9(b), if a Lead Compound or Research Compound is not, at any time, presented to the RMC pursuant to Section 4.2, such Lead Compound or Research Compound shall be neither a Collaboration Lead Compound nor a compound that may be developed under Section 4.15, and this Section 4.4 shall govern any future development of products based upon such non-proposed Lead Compound or Research Compound (a "Non-Proposed Compound"), subject to Section 3.9(a). Subject to
Section 18.1(b), if at any time [*] a Party hereunder (the "Non-Proposed Compound Interested Party") determines to initiate Pre-Clinical Development of such Non-Proposed Compound, it shall provide written notice to the other Party of such interest and the reasons therefor. The other Party will then have [*] to indicate whether it also is interested in the development of products based upon such Non-Proposed Compound. If the other Party is so interested, the Parties will proceed with Pre-Clinical Development of such Non-Proposed Compound as a Collaboration Lead Compound pursuant to the terms of this Agreement. If the other Party is not so interested, the Non-Proposed Compound Interested Party may proceed with development of such Non-Proposed Compound as an Independent Product and the Non-Proposed Compound Interested Party shall be deemed to be the Independent Party, as provided in Section 4.15. Subject to Section 18.1(b), at any time [*] either Party may, upon written notice to the other Party, proceed with development of a Non-Proposed Compound as an Independent Product, and such Party shall be deemed to be the Independent Party therefor, as provided in
Section 4.15.

     4.5 Pre-Clinical Development. The Parties, under the direction of the RMC shall diligently conduct Pre-Clinical Development with respect to any designated Collaboration Lead Compound. The costs of conducting such Pre-Clinical Development shall be shared by the Parties as set forth in Section 4.8. Under no circumstances shall either Party conduct Pre-Clinical Development of any Collaboration Lead Compound in the Field except as permitted by the RMC, the Research Plan and the plan for Pre-Clinical Development established by the RMC.

     4.6 Collaborative Development of Products. The Parties will each diligently collaborate in the Development of Products in the Co-Promotion Territory and use commercially reasonable efforts to develop and commercialize Products as soon as reasonably practicable. The role of each Party in the Development process will be determined by the JDC, with the Parties intending that each Party will provide advisory and supporting services with respect to any phase


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      19.

of the process in which such Party is not actively or primarily involved. Each Party shall supply [*] of the total Development effort for each Product in the Co-Promotion Territory in the aggregate, as determined by the JDC. The JDC will determine appropriate written standards for measuring each Party's required Development efforts and accounting procedures to confirm and document each Party's performance of its required Development effort for any Product before the Parties commence Development thereof. No clinical trials involving any Product shall be commenced by or on behalf of either Party without the prior approval of the JDC. Nothing contained in this Section shall be deemed to preclude either Party from terminating its participation in the collaborative Development of a Product pursuant to Section 4.14. Any decision by a Party not to participate in Development of a Product pursuant to Section 4.2 or to terminate participation in the Development of a Product pursuant to Section 4.14 shall not be deemed a breach of this Agreement.

     4.7 Development Plan and Development Budget. Promptly following the designation of a Collaboration Lead Compound pursuant to Section 4.2, the JDC shall initiate preparation of the development plan for the Development of such Collaboration Lead Compound in the Co-Promotion Territory (the "Development Plan") and a budget (the "Development Budget") for proposed Development Costs therefor. Each Party shall prepare and submit for review by the JDC a development plan and budget for each Product in such Party's Exclusive Territory, in accordance with Section 4.11 and other relevant provisions of this Agreement, which shall become a part of the Development Plan or Development Budget. The initial Development Plan for a Collaboration Lead Compound shall set time lines and priorities for the various Development activities in the Co-Promotion Territory and in each Party's Exclusive Territory [*] is to be responsible for each activity in the Co-Promotion Territory. Each Party [*] conducting Development of each Product in [*] Exclusive Territory. The budget for each Development program shall include a detailed short-term budget covering all proposed Development Costs of the Development program expected during the initial [*] of the Development process for a Collaboration Lead Compound. Each Development Plan and Budget shall be approved by the JDC. Both Parties recognize that the Development Plan and the Development Budget represent projections only and will be subject to frequent changes during the Development process. Each such Development Plan and Development Budget shall be updated as deemed appropriate by the JDC, but in no event less frequently than [*] and approved by the JDC not later than [*] prior to [*] of each applicable calendar year.

     4.8 Funding of Pre-Clinical Development and Development. Tularik shall be responsible for [*] of the Development Costs and JT shall be responsible for the remaining [*] of Development Costs for each Collaboration Lead Compound and Product throughout the Territory. In the event the Development Costs incurred by a Party during any calendar quarter exceed [*] of the Development Costs set forth in the most recently approved Development Budget for activities to be conducted by such Party during such quarter (the "Overage Threshold"), then the other Party shall not be responsible for paying [*] of any Development Costs in excess of the Overage Threshold incurred by the Party triggering such overage unless such overage had been approved in advance, or is subsequently ratified, unanimously, by the JDC (in which case each of the Parties shall be responsible for [*] of all such Development Costs). In the event such overage has not been approved or ratified unanimously by the JDC, the Party incurring Development Costs in a calendar quarter exceeding

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      20.

the Overage Threshold in such quarter shall be responsible for [*] of the portion of the Development Costs in excess of the Overage Threshold.

     4.9 Scientific FTE. In preparing the Development Budget and determining Development Costs, the Parties will use a rate of [*] per Scientific FTE. Such Scientific FTE rate shall be adjusted [*] (utilizing the cost-breakdown and methodology attached hereto as Appendix D as the basis for such adjustment) and shall assume that such Scientific FTE is [*] [*] hereby represents and warrants that the Scientific FTE rate contained on Appendix D is a good faith estimate of the [*] costs of employing such Scientific FTE [*] for [*] period following the Effective Date.

     4.10 Payment of Development Costs. Each Party shall be responsible for paying its share of Development Costs incurred pursuant to the Development Plan and the Development Budget prepared pursuant to Section 4.7, subject to reimbursement as provided herein. Within thirty (30) days after each calendar quarter, each Party shall provide the JDC with detailed information concerning the Development Costs incurred by such Party during such quarter. Promptly after receipt thereof, the JDC will determine the amount, if any, that either Party has paid in excess of the amount to be borne by such Party for such quarter pursuant to Section 4.8, and shall so notify the Parties. In the event of an overpayment by a Party of its share of Development Costs in a particular calendar quarter, the other Party shall pay to the Party making the overpayment the amount by which such other Party underpaid within thirty (30) days after the underpaying Party's receipt of notice from the JDC that an overpayment has occurred.

     4.11 Drug Approval Applications. Consistent with the Development Plan and Development Budget and as directed by the JDC, the Parties (or their Affiliates) will file applications for regulatory approval required before commercial sale or use of a Product as a drug in a country within the Territory ("Drug Approval Applications") and attempt to obtain Regulatory Approvals in each country in the Territory in which the Parties, either individually or jointly, intend to commercialize Products. JT will be responsible for filing in its name and shall own all regulatory submissions relating to Products including, without limitation, all INDs and NDAs, in each country in the JT Territory in which Products will be commercialized. Tularik will be responsible for filing in its name and shall own all regulatory submissions, including, without limitation, all INDs and NDAs, in each country in the Tularik Territory in which Products will be commercialized. The JDC will be responsible for designating a Party to be responsible for filing all regulatory submissions in each country in the Co-Promotion Territory in which Products will be commercialized. The Party not responsible for filing regulatory submissions for a Product in a country pursuant to this Agreement shall have a right to cross-reference to all such filings made by the other Party for such Product in any country. The Parties will cooperate in the preparation of all such regulatory filings and in obtaining Regulatory Approvals under this Section 4.11, including without limitation providing access to each Party's data and information obtained under the Program to the extent necessary for obtaining Regulatory Approvals of Products.

     4.12 Line Extensions. JT and Tularik may each prepare and submit to the JDC for consideration plans for development of Product line extensions and the conduct of clinical trials covering indications other than those for which Products are then being developed or


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      21.

commercialized in the Territory. Any such line extensions or any additional clinical trials for additional indications will be subject to the approval and supervision of the JDC as part of the ongoing Development of such Product.

     4.13 Compliance. The Parties will comply with all supranational, federal, state and/or local laws pertaining to the Development of Products and Independent Products.

     4.14 Termination of Participation in Collaborative Development. Either Party may elect, on a Collaboration Lead Compound-by-Collaboration Lead Compound basis, to terminate its participation in, or to not to participate in, the Pre-Clinical Development of a given Collaboration Lead Compound or Development of a given Product based upon or incorporating such Collaboration Lead Compound by written notice to the other Party: (i) [*] following such Party's [*] for such Collaboration Lead Compound; (ii) during the period commencing upon receipt by such Party of executed reports covering all aspects of [*] for such Product and [*] or (iii) during the period commencing [*] for such Product and [*] After receipt of such notice by the other Party in accordance with this Section 4.14, the Party providing such notice shall no longer be responsible for bearing further Development Costs for such Collaboration Lead Compound or Product pursuant to Section 4.8, in which event the other Party will have the right to proceed independently to develop such Collaboration Lead Compound or Product as an Independent Lead Compound or Independent Product, and the Party continuing such development shall thereafter be deemed to be the Independent Party therefor, as provided in Section 4.15. In the event a Party gives notice under this Section 4.14, such non-Independent Party (i) will remain responsible for its share of Development Costs for such Collaboration Lead Compound or Product until [*] and (ii) will make its personnel, relevant data and other resources available to the Independent Party as necessary to effect an orderly transition of development responsibilities, with the costs of such personnel, relevant data and resources to be [*] notice under this Section 4.14. In the event of a Party's termination of participation in Development of a Product in accordance with this Section 4.14, such Party shall [*] to the Independent Party all regulatory submissions, including all Drug Approval Applications relating to such Collaboration Lead Compound and/or Products based upon or incorporating such Collaboration Lead Compound, together with all materials and data related thereto in its possession.

     4.15  Independent Development.

           (a) In the event (A) a Party, pursuant to Sections 4.3, 4.4 or 4.14, elects not to, or does not, participate in and commit resources to the Pre-Clinical Development of a Research Compound or Lead Compound as a Collaboration Lead Compound, or the pre-clinical development of a Discontinued Compound or a Non-Proposed Compound, or (B) any Party unilaterally terminates its participation in the Pre-Clinical Development or Development of a Collaboration Lead Compound or Product pursuant to Section 4.14, then the Party that either made an affirmative election to conduct such Pre-Clinical Development or Development of such Compound, or commenced or is continuing Development of a Collaboration Lead Compound or Development of a Product (in either case, the "Independent Party"), shall have the right to practice the license granted in Section 5.4 and to undertake pre-clinical development of a Lead Compound or Research Compound or to continue Pre-Clinical Development and Development


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      22.

of such Collaboration Lead Compound or Product independently as an "Independent Lead Compound" or "Independent Product," [*]

           (b) In the event the EC is unable to agree unanimously on the [*] and/or the [*] pursuant to Section 3.5 for a period of [*] and both Parties thereafter elect to commit resources to conduct development of such Lead Compound or Research Compound and to develop related Products: (X) such Lead Compound or Research Compound may be developed by each Party as an Independent Lead Compound and such related Product may be commercialized by each Party as an Independent Product in such Party's Exclusive Territory, [*] under the direction of such Party; and (Y) the Parties shall agree on the terms and conditions governing their development of such Lead Compound or Research Compound and commercialize such related Product in the Co-Promotion Territory. Neither Party may [*] an Independent Lead Compound or Independent Product [*] either [*]

     4.16 Information Obligations. Until the earlier of the Re-Engagement Expiration Date or the date on which the Independent Party receives a Re-Engagement Notice for a Product from the non-Independent Party, the Independent Party will (A) inform the other Party of all material information developed in its research and development of each Independent Lead Compound or Independent Product; and (B) provide the other Party a copy of all proposed regulatory submissions relating to such Independent Lead Compound or Independent Product at least [*] prior to submitting such filing to the FDA or its foreign equivalent.

     4.17 Sole Discretion. In the event either Party elects to proceed as an Independent Party, subject to Section 4.20, such Independent Party shall be entitled to develop such Independent Lead Compound and commercialize such Independent Product at its sole discretion, alone or with a Third Party (subject to Section 4.15 & 4.18), [*]

     4.18 Sublicensing. The Independent Party may not sublicense intellectual property rights owned or controlled by the Independent Party that relate to an Independent Lead Compound or Independent Product to any Third Party [*] prior to the Re-Engagement Expiration Date for such Independent Lead Compound or Independent Product.

     4.19 Termination. If either Party terminates its development or commercialization of an Independent Lead Compound or an Independent Product, then (i) it shall promptly so notify the other Party, (ii) such compound shall no longer be an Independent Lead Compound and such product shall no longer be an Independent Product, and (iii) the licenses granted to such Independent Party for such compound or product shall terminate upon such other Party's receipt of such notice.

     4.20  Re-engagement Option.

           (a) Notice. Either Party may elect to resume its participation in the Pre-Clinical Development or Development of an Independent Lead Compound or Independent Product throughout the Territory by so notifying the Independent Party for such Independent Lead Compound or Independent Product in writing (the "Re-engagement Notice"), at any time prior to the expiration of the thirty (30) day period [*] ("Re-Engagement Expiration Date") for


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      23.

such Independent Lead Compound or Independent Product [*] If a Party so elects to resume participation hereunder, such Independent Lead Compound or Independent Product shall immediately cease to be an Independent Lead Compound or Independent Product, as applicable, and shall instead be designated a Collaboration Lead Compound or Product for all purposes under this Agreement, for purposes including calculating each Party's responsibility for paying Development Costs, Expenses and Selling and Promotion Expenses and receiving the Share of Profit commencing upon and continuing after the Independent Party's receipt of the Re-engagement Notice. Notwithstanding the foregoing, a Party may not elect to participate in the Pre-Clinical Development or Development of an Independent Lead Compound or Independent Product for which the Independent Party obtained the right to conduct such activities pursuant to Section 3.5(d), unless the Independent Party otherwise agrees.

           (b)  Costs. If a Party provides a Re-Engagement Notice pursuant to
Section 4.20(a), then such Party shall pay to the Independent Party [*] of the non-Independent Party's share, based on the allocation set forth in Section 4.8, of the costs of research and development of the Independent Lead Compound or Independent Product incurred by the Independent Party after the date upon which it commenced research or development of such compound or product as an Independent Lead Compound or Independent Product and prior to the date of the Re-engagement Notice, calculated as if such Independent Lead Compound had been a Collaboration Lead Compound or such Independent Product had been a Product during such period of development by the Independent Party therefor (the "Re-Engagement Amount"). In calculating such amounts, the Parties shall use Scientific FTE rates set forth in Appendix D. The non-Independent Party shall pay the Re-Engagement Amount [*] beginning on the first day of the calendar quarter following the date upon which the Independent Party receives the relevant Re-Engagement Notice.

           (c)  Exclusive Territory Re-engagement.

                (i) Anything in this Section 4.20 to the contrary notwithstanding: (i) JT may resume its participation in the Pre-Clinical Development or Development in the JT Territory of an Independent Lead Compound or Independent Product designated pursuant to Section 4.15(a)(i) for which it is not the Independent Party (but not the Co-Promotion Territory or the Tularik Territory) by (a) delivering to Tularik a Re-engagement Notice to that effect prior to the Re-Engagement Expiration Date; (b) paying to Tularik the Re-Engagement Amount attributable to such Independent Lead Compound or Independent Product; and (c) thereafter paying to Tularik the Share of Profit for sales in the JT Territory in accordance with Article 6; and (ii) Tularik may resume its participation in the Pre-Clinical Development or Development in the Tularik Territory of an Independent Lead Compound or Independent Product designated pursuant to Section 4.15(a)(i) for which it is not the Independent Party (but not the Co-Promotion Territory or the JT Territory) by (a) delivering to JT a Re-engagement Notice to that effect prior to the Re-Engagement Expiration Date;
(b) thereafter paying to JT the Re-Engagement Amount attributable to such Independent Lead Compound or Independent Product; and (c) paying to JT the Share of Profit for sales in the Tularik Territory in accordance with Article 6.

               (ii) In the event a Party resumes participation in the Pre-Clinical Development or Development of an Independent Lead Compound or Independent Product only


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      24.

in such Party's Exclusive Territory, such Independent Lead Compound shall immediately be deemed a Collaboration Lead Compound rather than an Independent Lead Compound and such Independent Product shall immediately be deemed a Product rather than an Independent Product solely with respect to such Party's Exclusive Territory pursuant to this Section 4.20(c), and the Party resuming such participation shall not receive the Share of Profit from the other Party that such Party would have received had such Party participated in the Pre-Clinical Development or Development of such Independent Lead Compound or Independent Product as a Collaboration Lead Compound or Product, respectively, in the Co-Promotion Territory. If a Party elects to resume its participation in the Pre-Clinical Development or Development of an Independent Lead Compound or an Independent Product pursuant to this Section 4.20(c), then the licenses granted to the Independent Party pursuant to Section 5.4 with respect to such Independent Lead Compound or Independent Product shall, upon payment of amounts due to the Independent Party pursuant to this Section 4.20(c), be limited to the Co-Promotion Territory and the Independent Party's Exclusive Territory.

     4.21 Reversion of Rights to Tularik on Early Termination of Research Program. If, after the Research Program terminates early pursuant to Section 3.7 but not simultaneously with the termination of this Agreement pursuant to
Section 18.2, JT terminates Pre-Clinical Development of Collaboration Lead Compounds and/or Development or Co-Promotion of any Products in any country pursuant to Sections 4.14 or 9.3, respectively, or development of an Independent Lead Compound in accordance with Section 4.15, then: (i) all licenses granted by Tularik to JT will terminate (other than any [*] license provided in the last sentence of Section 15.2) with respect to such Collaboration Lead Compound, Independent Lead Compound, Product or Independent Product, (ii) JT will grant to Tularik an non-exclusive, sublicensable, worldwide license, to develop, make, use and sell such Collaboration Lead Compound, Independent Lead Compound, Product or Independent Products under JT's interest in Program Patents and Program Know-How and (iii) [*] JT will also grant to Tularik a nonexclusive, sublicensable, worldwide license under the JT Technology to the extent necessary to practice the license granted under the Program Patents and Program Know-How in (ii) [*]

     4.22 Relinquishment of Rights. JT recognizes that the Tularik Substances are used by Tularik both within and outside of the Program (subject to the proviso in Section 3.4 and to Section 3.9(b), and that Third Parties or JT may require Tularik to cease performing all research, development or commercialization activities pursuant to this Agreement using a given compound included in the Tularik Substances by reason of contractual obligations imposed upon Tularik in a given Third Party/Other Agreement. If Tularik is so required to cease research, development and/or commercialization of any Tularik Substance that is a Collaboration Lead Compound or Product, or that is an Independent Lead Compound or Independent Product for which JT is the Independent Party, then subject to the final sentence of this Section 4.22, Tularik shall so notify JT and thereafter [*] JT acknowledges that, if any Third Party or JT acquires rights to a Collaboration Lead Compound, Independent Lead Compound, Product or Independent Product as provided in this Section 4.22, such Third Party or JT may commercialize such Collaboration Lead Compound, Independent Lead Compound, Product or Independent Product during the Term. In no event shall JT be required to [*] pursuant to this Section 4.22 [*]


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      25.

                                   ARTICLE 5

                                LICENSE GRANTS

     5.1 Research License. Each Party hereby grants to the other Party, solely for the purpose of conducting the Program, a non-exclusive license to practice the Patent Rights and Know-How owned or controlled by such Party. A brief general description of Tularik's Patent Rights and Know-How is attached as Appendix A. A brief general description of JT's Patent Rights and Know-How is attached as Appendix B. Tularik and JT shall provide to each other numbers of all relevant patents and patent applications within their respective Patent Rights in Appendix A and Appendix B respectively, if they have not already done so. Neither Party may grant sublicenses under the foregoing research licenses without the prior written consent of the other Party, not to be unreasonably withheld, except as provided in Section 5.5.

     5.2 Grant by Tularik. Subject to the terms and conditions of this Agreement, Tularik hereby grants and agrees to grant to JT: (i) an exclusive (except as to Tularik), royalty-bearing (in accordance with Section 6.2) license (with the right to sublicense as provided in this Section 5.2) under the Program Patents, Program Know-How, and the Tularik Technology to the extent necessary or useful to develop, have developed (following approval of the MC in accordance with Section 9.4), make, have made, use, import, offer for sale, sell and have sold (following approval of the MC in accordance with Section 9.4) any Product in the Co-Promotion Territory (subject to Sections 4.17 and 9.3); and (ii) an exclusive (even as to Tularik), royalty-bearing license (with the right to sublicense as provided in this Section 5.2) under the Program Patents, Program Know-How, and the Tularik Technology to develop, have developed, make, have made, use, import, offer for sale, sell and have sold any Product in the JT Territory. Except as provided in Section 5.6, JT may not sublicense any rights granted under this Section 5.2 in the Co-Promotion Territory to any Third Party without the prior written consent of Tularik, not to be unreasonably withheld. JT may sublicense any rights granted under this Section 5.2 in the JT Territory to any Third Party without the prior written consent of Tularik, provided that any such sublicensee is subject to the payment obligations and other applicable provisions set forth in this Agreement, including without limitation the last sentence of Section 5.6. JT shall use reasonable efforts to ensure that any such sublicense negotiated by JT as permitted under this Section 5.2 shall run from the Parties to such sublicensee; and JT shall ensure that any such sublicense shall provide that [*](collectively, "Sublicense Revenues"), shall be [*] Notwithstanding the foregoing, if JT has elected to resume participation in Pre-Clinical Development or Development of an Independent Lead Compound or an Independent Product as a Collaboration Lead Compound or Product pursuant to
Section 4.16(c), then the license granted to JT hereunder with respect to such Collaboration Lead Compound or Product shall be limited to only the license granted to JT pursuant to subsection 5.2(ii), and if Tularik has elected to resume participation in Pre-Clinical Development or Development of an Independent Lead Compound or Independent Product as a Collaboration Lead Product or Product pursuant to Section 4.16(c), then the license granted to JT pursuant to subsection 5.2(ii) with respect to such Collaboration Lead Compound or Product shall be exclusive (even as to Tularik) in the Co-Promotion Territory.

     5.3 Grant by JT. Subject to the terms and conditions of this Agreement, and except as provided otherwise in this Section 5.3, JT hereby grants and agrees to grant to Tularik: (i) an


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      26.

exclusive (except as to JT), royalty-bearing (in accordance with Section 6.2) license (with the right to sublicense as provided in this Section 5.3 and Section 5.5) under the Program Patents, Program Know-How, and the JT Technology to the extent necessary develop, have developed (following approval of the MC in accordance with Section 9.4, except as provided in Section 5.5), make, have made, use, import, offer for sale, sell and have sold (following approval of the MC in accordance with Section 9.4) any Product in the Co-Promotion Territory (subject to Sections 4.17 and 9.3); and (ii) an exclusive (even as to JT), royalty-bearing license (with the right to sublicense as provided in this Section 5.3) under the Program Patents, Program Know-How, and the JT Technology to develop, have developed, make, have made, use, import, offer for sale, sell and have sold (with the right to sublicense as provided in this Section 5.3 and Section 5.5) any Product in the Tularik Territory. Tularik may grant, and pursuant to the Tularik/Subsidiary Agreement has granted, a sublicense under such license to the Subsidiary as set forth in Section 5.5 but may not, except as provided in Section 5.6, sublicense any rights granted under this Section 5.3 to any Third Party in the Co-Promotion Territory without the prior written consent of JT, not to be unreasonably withheld. Tularik may sublicense any rights granted under this Section to any Third Party in the Tularik Territory without the prior written consent of JT, provided that any such sublicensee is subject to the payment obligations and other applicable provisions set forth in this Agreement, including without limitation the last sentence of Section 5.6. Tularik shall use reasonable efforts to ensure that any sublicense negotiated by Tularik as permitted under this Section 5.3 shall run from the Parties to such sublicensee; and Tularik shall ensure that [*] shall be [*] Notwithstanding the foregoing, if Tularik has elected to resume participation in Pre-Clinical Development or Development of an Independent Lead Compound or an Independent Product as a Collaboration Lead Compound or Product pursuant to Section 4.16(c), then the license granted to Tularik hereunder with respect to such Collaboration Lead Compound or Product shall be limited to only the license granted to Tularik pursuant to subsection 5.3(ii), and if JT has elected to resume participation in Pre-Clinical Development or Development of an Independent Lead Compound or Independent Product as a Collaboration Lead Product or Product pursuant to
Section 4.16(c), then the license granted pursuant to subsection 5.3(ii) to Tularik with respect to such Collaboration Lead Product or Product shall be exclusive (even as to JT) in the Co-Promotion Territory.

     5.4 Grant by JT and Tularik for Independent Products. Each of JT and Tularik hereby grants to the other Party, to the extent such other Party is an Independent Party with respect to an Independent Lead Compound or Independent Product pursuant to Section 4.15, an exclusive, royalty-bearing (in accordance with Section 4.16(c) or 6.4, as applicable), worldwide (subject to Section 4.16(c), the last two sentences of this Section 5.4 and Section 9.3) license (with the right to sublicense after the Re-Engagement Expiration Date shall have occurred without the non-Independent Party having given a Re-Engagement Notice) under the granting Party's interest in the Program Patents and Program Know-How, and a non-exclusive, royalty-bearing (in accordance with Sections 4.16(c) or 6.4, as applicable), worldwide (subject to the last sentence of this Section 5.4 and Section 9.3) license (with the right to sublicense after the Re-Engagement Expiration Date shall have passed without the non-Independent Party having given a Re-Engagement Notice) under the Patent Rights and Know-How owned or controlled by the non-Independent Party to develop or have developed Independent Lead Compounds and to make, have made, use, import, offer for sale, sell and have sold Independent Products incorporating an Independent Lead Compound. Such licenses under the non-Independent Party's


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      27.

interest in Program Patents and Program Know-How are exclusive even as to the granting Party, unless the granting Party has also elected to develop independently such Independent Lead Compound or Independent Product pursuant to
Section 3.5(d), in which case such license shall be exclusive except as to the granting Party in the Co-Promotion Territory to the extent the Parties agree to commercialize such Independent Product in the Co-Promotion Territory as provided in Section 4.15(a)(i). Any such license with respect to an Independent Product or Independent Lead Compound shall terminate in the event such Independent Product or Independent Lead Compound becomes a Collaboration Lead Compound or Product pursuant to the terms of Section 4.20(a). Notwithstanding the foregoing, if both Parties become an Independent Party for a given Independent Product in their respective Exclusive Territories pursuant to Section 4.15(a)(ii), then each Party shall grant to the other Party the licenses set forth in this Section
5.4 with respect to such Independent Product, except that such licenses shall be limited to such Independent Party's Exclusive Territory, and shall operate in the Co-Promotion Territory only to the extent of the Parties' mutual written agreement as determined in the course of the Parties' negotiations pursuant to
Section 4.15(a)(ii).

     5.5 Subsidiary Patent Rights and Know-How. The Tularik/Subsidiary Agreement provides for the allocation of intellectual property rights between Tularik and the Subsidiary that are necessary or useful for the performance of Tularik and/or the Subsidiary under this Agreement. Specifically, under the Tularik/Subsidiary Agreement, the Patent Rights, Know-How, Program Patents, Program Know-How, Research Compound Inventions, and Research Compound Patents that are made, owned or controlled by the Subsidiary that are necessary or useful for Tularik's performance under this Agreement are assigned or licensed to Tularik in a manner consistent with Tularik's obligations under this Articles 5 and 15, and any Patent Rights, Know-How, Program Patents, Program Know-How, Research Compound Inventions and Research Compound Patents necessary or useful for the Subsidiary's performance under this Agreement that are owned or controlled by or licensed to Tularik are licensed to the Subsidiary thereunder. Accordingly, (i) Tularik may grant, and pursuant to the Tularik/Subsidiary Agreement, has granted, to the Subsidiary a sublicense under the licenses granted to Tularik in Section 5.1, and (ii) Tularik has, under the Tularik/Subsidiary Agreement, been granted a license or other rights under certain patent rights and know-how owned or controlled by the Subsidiary to enable Tularik to conduct the Program pursuant to this Agreement. The licenses granted to JT pursuant to this Article 5 include a sublicense under the Subsidiary patent rights and know-how described in Subsection 5.5(ii).

     5.6 Third Party Technology; Consents to Certain Sublicenses. During the Term, if either Party becomes aware of (i) an opportunity to participate in research with a Third Party that could advance the objectives of the Research Program; or (ii) an opportunity to obtain a license or other right owned or controlled by a Third Party relating to the manufacture, marketing, import, use or sale of a Product, it shall so notify the other Party and the RMC will determine whether to pursue such opportunity in connection with the Program. In the event that the Parties pursue such opportunity under subsection (i), they shall grant appropriate licenses or sublicenses, as applicable, to such Third Party solely to perform the tasks designated and approved by the RMC for such Third Party and provide for confidentiality and non-use obligations, and for ownership of or licenses under such Third Party's inventions and related intellectual property rights arising in the course of worked performed by such Third Party


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      28.

pursuant to this Agreement consistent with those provided herein. If the Parties, in connection with any opportunity described in subsection (i) or (ii), incur obligations to make payments to a Third Party [*] such payments shall be [*] Neither Party shall [*]

                                   ARTICLE 6

                   RESEARCH PAYMENTS AND PROFITS AND LOSSES

     6.1 Payments. In consideration of the Tularik Technology licensed to the Subsidiary pursuant to the Tularik/Subsidiary Agreement for use by the Subsidiary in activities taking place in the United States under the Research Program, but not in consideration of the licenses granted pursuant to Article 5 hereof or as partial payment of any royalties to be paid in consideration thereof, JT shall pay Tularik Twenty Five Million US Dollars (US$25,000,000) within ten (10) days of the Effective Date.

          (a)  Additionally, JT shall pay to Tularik [*] to support the Research
Program: (A) within [*] of the Effective Date; (B) prior to or on [*] the Effective Date; and (C) prior to or on [*] the Effective Date, unless [*] In the event that the report provided pursuant to Section 7.2 for the quarters in which each of the [*] of the Effective Date occur does not indicate that [*]

          (b) In addition to the foregoing, JT shall pay Tularik, on [*] the Effective Date, an amount equal to: (A) the [*] multiplied by (B)(i) the [*], minus (ii) the [*] If such amount is negative, then JT shall not be obligated to make any payment to Tularik hereunder. A [*] is attached hereto as Appendix G.

          (c) JT shall also be responsible for payment of all costs associated with the [*] during the Research Program Term, and shall pay such costs within [*] after receipt of an invoice for such amounts.

          (d) Any payments made by JT to Tularik pursuant to this Section 6.1 shall not [*]

     6.2 Profits and Losses. In consideration of the prohibition on each Party commercializing Program Technology in the other Party's Exclusive Territory, as provided in Sections 5.2(ii) or 5.3(ii), as the case may be, and 9.1 and subject to Section 7.4, in exchange for a Share of Profits from such other Party's commercialization effort, [*] "Share of Profit" shall equal [*] Profits, and [*] "Share of Loss" shall equal [*] Losses for [*] Products sold in [*] Each Party shall be responsible for its Share of Loss pursuant to Section 7.4 and shall be entitled to receive its Share of Profits. [*] shall also receive [*] Sublicense Revenues in the Co-Promotion Territory, if the Co-Promotion Alternative is not elected for a given Product pursuant to Section 9.5, which sublicense agreements shall conform to the requirements of Sections 5.2 and 5.3. Profits and Losses and Sublicense Revenues shall be determined and paid as set forth in Section 7.3.

     6.3 Royalties Payable on Sales of Independent Products After Revocation of Co-Promotion Rights. In the event a Party elects to terminate its participation in the Co-Promotion


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      29.

of a Product in a country or countries in the Co-Promotion Territory pursuant to
Section 9.3, the Parties shall negotiate in good faith for a period of [*] following the non-terminating Party's receipt of such notice to determine the appropriate royalty to be paid on Net Sales of such Product as an Independent Product by the other Party as an Independent Party in such country or countries. In the event the Parties are unable to agree on the appropriate royalty pursuant to the immediately preceding sentence, the Independent Party with respect to such Independent Product shall pay to the other Party a royalty on annual Net Sales of such Independent Product in each such country in the Co-Promotion Territory pursuant to Section 6.4, except that the applicable royalty shall be:
[*] of the portion of aggregate annual Net Sales of such Independent Product in such country that is less than or equal to [*]; [*] of the portion of annual aggregate Net Sales of such Independent Product in such country that is greater than [*] but less than or equal to [*]; and [*] of the portion of annual aggregate Net Sales of such Independent Product in such country that is greater than [*] Such royalty is subject to offsets as provided in the last sentence of
Section 6.4.

     6.4 Royalties Payable by the Independent Party Other Than in the Event of Revocation of Co-Promotion Rights. Except as provided in Section 4.15(a)(ii) with respect to the Co-Promotion Territory, and Section 6.3, the Independent Party will pay the non-Independent Party, in lieu of any Share of Profits, a royalty equal to:

          (a) [*] of Net Sales of Independent Products by the Independent Party, its Affiliates or sublicensees if the non-Independent Party did not participate, or terminates its participation, in the Pre-Clinical Development of the relevant Collaboration Lead Compound pursuant to Section 4.14 prior to [*] or [*] (in which case [*] with the Parties [*] as they shall agree pursuant to Section 4.15(a)(ii));

          (b) [*] of Net Sales of Independent Products by the Independent Party, its affiliates or sublicensees if the non-Independent Party terminates its participation in the Pre-Clinical Development of the relevant Collaboration Lead Compound pursuant to Section 4.14 [*] but prior to [*]; or

          (c) [*] of Net Sales of Independent Products by the Independent Party, its Affiliates or sublicensees in the event the non-Independent Party terminates participation in the Development of the relevant Product pursuant to
Section 4.14 [*] such Product.

          (d) Such royalty shall be payable [*] in respect of each country in which sales of Independent Products occur until the later of expiration of all patents included in the Program Patents and Patent Rights necessary to make, use, import for sale or sell such Independent Product in such country, or [*] after first commercial sale of an Independent Product in such country. The Independent Party may offset [*] of any royalties it must pay to Third Parties pursuant to any licenses necessary to commercialize Independent Products against royalties payable by the Independent Party to the non-Independent Party; provided, however, that in no event shall the royalties payable by the Independent Party to the non-Independent Party be reduced to less than [*] of the amounts that would have otherwise been due under the percentages set forth in this Section 6.4 or Section 6.3, as applicable.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      30.

     6.5 Adjustments in the Event of Third Party/Other Rights. In the event that Tularik provides notice to JT pursuant to Section 4.22 with respect to a Substance, Collaboration Lead Compound, Independent Lead Compound, Product or Independent Product and JT is therefore required to relinquish rights under this Agreement with respect thereto, Tularik shall within [*] (i) return to JT an amount to be negotiated between JT and Tularik in good faith that represents [*], unless Tularik has provided such notice to JT because JT has required Tularik to cease development or commercialization of a Substance, Collaboration Lead Compound, Independent Lead Compound or Independent Product pursuant to a Third Party/Other Agreement between Tularik and JT; and (ii) commence negotiations in good faith with JT to determine [*] with respect to such Collaboration Lead Compound, Product, Independent Lead Compound or Independent Product.

     6.6 Taxes. The burden of paying all withholding or similar taxes that may be imposed by any governmental authority on royalty and Share of Profit payment amounts provided in this Agreement shall be [*]

                                   ARTICLE 7

                        ACCOUNTS AND RECORDS; PAYMENTS

     7.1 Records. JT and Tularik each shall keep accurate books and accounts of record in connection with the manufacture, use and/or sale by or for such Party of all Products and Independent Products in the Territory in sufficient detail to permit accurate determination of all figures necessary for verification of royalties, Profits, Losses, Sublicense Revenues, Expenses and other compensation required to be paid or expenses required to be shared hereunder. JT and Tularik shall maintain such records for a period of [*] after the end of the year in which such records were generated. Either Party, through a certified public accountant reasonably acceptable to the other Party, shall have the right to access the books and records of the other Party for the sole purpose of verifying amounts due to such Party pursuant to this Agreement, at the expense of the auditing Party, unless such audit reveals an underpayment to such Party greater than [*] of amounts due to such Party, in which case the audited Party shall bear all costs of such audit. Such access shall be permitted only upon reasonable prior written notice to the other Party during ordinary business hours, and not more frequently than once during each calendar year.

     7.2 Reports. Tularik shall provide JT with a quarterly report describing Tularik's use of the annual payments received from JT pursuant to Sections 6.1(a), (b) and (d) for research, Pre-Clinical Development, and Development purposes. JT shall provide Tularik with a quarterly report describing JT's expenditure of funds for Pre-Clinical Development and Development purposes. Such report shall include the following two categories of expenditures: (i) "Personnel Costs" and (ii) "Other Costs." Each Party shall provide such reports on an unaudited basis. Within a reasonable time following the receipt of such quarterly report, a Party's independent public accountants shall attest to the accuracy of such report.

     7.3 Product Reporting and Payments of the Parties' Share of Profit/Loss. Payments and reporting for each Product shall be made as follows, subject to
Section 7.3(c).

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      31.

Within [*] after the close of Tularik's accounting year in which Products are sold, or earlier if possible, during the Term [*] Tularik shall furnish to JT a profit and loss statement for [*] setting forth for each country [*] in which Products were developed or sold during [*] Net Sales of each Product, Expenses, Sublicense Revenues and all data on which the determination of each Party's Share of Profit, Share of Loss or share of Sublicense Revenues was calculated. Within [*] after the close of JT's [*] in which Products are sold, or earlier if possible, during the Term [*], JT shall furnish to Tularik a profit and loss statement for such [*] setting forth for each country [*] in which Products were developed or sold during [*] Net Sales of each Product, Expenses, Sublicense Revenues and all data on which the determination of each Party's Share of Profit, Share of Loss, or share of Sublicense Revenues was calculated. If the Term ends during [*] the amounts due hereunder shall be calculated for such [*] If either Party owes an amount of Share of Profit to the other Party pursuant to
Section 6.2, then subject to Section 7.3(c), it shall make such payment within [*] after receipt of the profit and loss statement, but in no event shall such payment be due earlier than [*] after the end of the relevant period. If either Party owes an amount of Share of Loss to the other Party pursuant to Section 6.2, then such Share of Loss shall be settled pursuant to Section 7.4; provided, however, that the Share of Loss [*] shall be paid as provided in the penultimate sentence of this Section 7.3(a).

          (a) For the purposes of calculating Profit or Loss for a Product, a given item of cost or expense shall be allocated only to one category of cost and expense and not to multiple categories. Each Party agrees to determine such costs and expenses hereunder with respect to Products using its standard accounting procedures, consistently applied, to the maximum extent practical as if such Product were a solely owned product of the Party, except as specifically provided in this Agreement. The Parties also recognize that such procedures may change from time to time and that any such changes may affect the definitions of the elements of the Profit or Loss. The Parties agree that, where such changes are economically material to either Party, adjustments shall be made to compensate the affected Party in order to preserve the same economics as reflected under this Agreement under such Party's accounting procedures in effect as of the date on which the activity in question (for example, development, marketing or manufacturing) first commences under this Agreement. Transfers between a Party and its Affiliates (or between such Affiliates) shall not have effect for purposes of calculating revenues, costs, profits, royalties or other payments or expenses under this Agreement.

     7.4 If the Party commercializing a given Product [*] (such Party, the "Launching Party") incurs any Loss for such Product in any year during the Term, then it shall [*] for the calculation of [*] of the subsequent [*] which shall be deductible until [*]provided, however, that the other Party shall owe to the Launching Party [*] of the aggregate [*] pursuant to this sentence until the earliest to occur of (i) the [*] of the end of the accounting [*] in which the commercial launch of such Product [*] occurred, (ii) the end of the accounting [*] in which the [*] occurred or (iii) the end of the accounting [*] in which the effective date of [*] occurs, in any of such cases, the Party owing its [*] share of the aggregate [*] shall make such payment within [*] after receipt of the profit and loss statement of the applicable accounting [*] together with, if any, the amount of its Share of Loss of such accounting [*] but in no event shall such payment be due [*] after the end of the applicable accounting [*]


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      32.

                                   ARTICLE 8

                                  SUBSIDIARY

     8.1 Responsibilities of the Subsidiary and Tularik. The Subsidiary will perform Tularik's responsibilities under the Research Program, except as otherwise provided in Section 3.4, although Tularik will develop and commercialize Products and Independent Products resulting from the Program pursuant to this Agreement, unless the Parties otherwise mutually agree.

     8.2 Modification of Licenses and Rights Upon Exercise of the Purchase Option. Subject to Section 3.9(b), if JT exercises the Volitional Purchase Option during the Research Program Term or the Change of Control Option during the Term, then (i) the license provided in Section 2.2 of the Tularik/Subsidiary Agreement shall come into effect, and (ii) the Research Program shall terminate if such event occurs prior to the expiration of the Research Program Term, as provided in Section 3.7.

                                   ARTICLE 9

                        PROMOTION AND COMMERCIALIZATION

     9.1 Promotion Rights in the Exclusive Territory. Subject to the terms and conditions of this Article 9, each Party shall have the exclusive responsibility for promoting each Product in its Exclusive Territory. All information and materials generated by a Party in the course of its promotion effort for Products within any country in such Party's Exclusive Territory or in the Co-Promotion Territory shall be provided to the MC for use in the promotion effort within the other Party's Exclusive Territory and in the Co-Promotion Territory.

     9.2 Commercialization of Products in the Exclusive Territories. JT shall oversee and implement all commercialization activities in the JT Territory during the Term, based on the principle of maximizing profits from sales of Products. Tularik shall oversee and implement all commercialization activities in the Tularik Territory during the Term, based on the principle of maximizing profits from sales of Products. The MC shall review each Party's plans for and implementation of commercialization activities within its Exclusive Territory and provide suggestions for facilitating the promotion and commercialization of Products on a global basis.

     9.3 Election of Revocation of Co-Promotion Right or Profit Share Interest in the Exclusive Territory. If the Co-Promotion Alternative is elected for a Product pursuant to Section 9.5, then either Party may terminate early its participation in the Co-Promotion of a Product in any country in the Co-Promotion Territory at any time following [*] Either Party may terminate its right to receive a Share of Profits and Sublicense Revenues in any country in the other Party's Exclusive Territory at any upon [*] In either such case, the other Party may continue promotion of such Product as an Independent Product, either alone or with a Third Party, and shall thereafter be deemed to be an Independent Party for such Independent Product solely with respect to such country or countries, effective as of the date of the terminating Party's notice hereunder, in which case the Independent Party's license under Section 5.4 shall be


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      33.

limited to the country or countries in which the other Party has terminated its Co-Promotion of or profit sharing interest in such Product (the "Terminated Co-Promotion Countries"), and the licenses granted to the Parties pursuant to Sections 5.2 and 5.3 with respect to the relevant compound and Product shall continue in effect as to all countries other than the Terminated Co-Promotion Countries. In the event a Party elects to cease participating in the Co-Promotion of a Product in a country in the Co-Promotion Territory and the other Party proceeds to commercialize such Product in the Terminated Co-Promotion Countries as an Independent Product, the other Party (the non-Independent Party) shall (i) [*] to the commercializing Party (the Independent Party) all regulatory submissions and Drug Approval Applications in such country relating to such former Products, together with all materials and data related thereto in its possession and (ii) [*] to the Independent Party all other relevant information that will enable such Independent Party to promote such former Product as an Independent Product in such country. A non-Independent Party may not reinitiate its participation in the Co-Promotion of a Product in any country in the Co-Promotion Territory or its profit sharing interest in a Product in any country in the Exclusive Territories in which it relinquished such right hereunder. Any relinquishment of a Party's right to Co-Promote Products pursuant to this Section 9.3 shall not be a breach of this Agreement.

     9.4 Promotion Rights in the Co-Promotion Territory. The MC shall oversee and implement all commercialization activities in the Co-Promotion Territory during the Term, based on the principle of maximizing profits from sales of Products, by unanimous decisions. The MC shall have the ability to determine whether the objective of maximizing profits from sales of Products in the Co-Promotion Territory during the Term is best achieved through, inter alia, granting sublicenses to a Third Party or Third Parties, creating or entering into joint ventures with Third Parties or jointly Co-Promoting such Products as provided in Section 9.5. In the event the MC determines that the foregoing objective is best achieved by activities other than as provided in Section 9.5, the MC shall determine [*] the optimal alternative structure and the duties, responsibilities and economic parameters for the Parties and Third Parties in such alternative structure. If the MC determines to pursue alternatives other than the Co-Promotion Alternative, then the licenses provided to the parties in Sections 5.2(i) and 5.3(i) shall include the right to have developed and have sold Products in the Co-Promotion Territory, as directed by the MC.

     9.5  Co-Promotion Alternative. In the absence of [*] by the MC pursuant to
Section 9.4 or in the event of [*] by the MC to retain for the Parties commercialization rights to a Product in the Co-Promotion Territory (the "Co-Promotion Alternative"), JT and Tularik shall have the co-exclusive responsibility for promoting such Product in the Co-Promotion Territory, except as otherwise provided in this Agreement.

     9.6 Marketing Plan and Marketing Budget. If the RMC elects the Co-Promotion Alternative for a Product, no later than [*] for a Product, the MC shall commence preparation of a marketing plan ("Marketing Plan") and a marketing budget ("Marketing Budget") for such Product. The Co-Promotion of a Product in the Co-Promotion Territory will be governed by the Marketing Plan and Marketing Budget. The Marketing Plan and Marketing Budget will describe fully, to the extent practicable, the proposed plan for commercialization of the Product in each country in which the Parties Co-Promote Products, including overall marketing strategy,


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      34.

marketing, sales and promotion efforts to be performed by each Party, market and sales forecasts, pricing, reimbursement and discounting analysis and estimated launch date, as well as preparation of advertising and other promotional materials to be used in the Co-Promotion of Products. The Marketing Plan will take into consideration market conditions, regulatory factors and competition with respect to Products. The Marketing Budget will include all projected Expenses for the Product. The initial Marketing Plan and Marketing Budget shall be completed by the MC no later than [*] for a Product in any country in the Co-Promotion Territory. Each such Marketing Plan and Marketing Budget shall thereafter be updated by the MC [*]

     9.7 Sales Effort. Tularik and JT shall each diligently perform its respective obligations under the Marketing Plan and use efforts to Co-Promote Products in the Co-Promotion Territory pursuant to the terms and conditions hereof from initiation of pre-launch activities for such Product in the Co-Promotion Territory until the expiration of the Term comparable to those it uses to promote other products of similar commercial value. The Parties intend that [*] shall provide [*] of the total promotional and marketing effort (including details, if determined to be an appropriate sales activity for a Party by the MC) for each Product being Co-Promoted by the Parties in the Co-Promotion Territory, as determined by the MC. The MC will determine appropriate written standards for measuring, and accounting procedures to confirm and document, each Party's marketing and promotional effort under the Marketing Plan, no later than [*] for any Product. Nothing contained in this
Section 9.5 or Section 9.4 shall be deemed to preclude either Party from relinquishing its right to participate in the Co-Promotion of Products in the Co-Promotion Territory pursuant to Section 9.3, at any time

     9.8 Promotional and Advertising Materials in the Co-Promotion Territory. If the Co-Promotion Alternative is elected pursuant to this Section 9.5, the Parties shall disseminate in the Co-Promotion Territory only those promotional and advertising materials that have been provided or approved for use by the MC, and the cost of producing such materials shall be an Expense of the Party incurring such cost. All such materials shall be consistent with the relevant Marketing Plan and Marketing Budget approved by the MC and neither Party shall make any claims or representations in respect of the Products outside the scope of those previously approved by the MC.

     9.9 Miscellaneous. If the MC elects the Co-Promotion Alternative for a Product, it shall [*] designate a Party as being primarily responsible for each country in the Co-Promotion Territory for booking sales, establishing pricing for Products based upon the market analyses performed by the Parties under the direction of the MC, obtaining necessary pricing approvals, handling returns and customer complaints and providing samples. In addition, the MC shall determine the policies and procedures necessary to implement the foregoing, including coordination of the Parties' efforts to train sales and marketing representatives for Co-Promotion Products.

     9.10 Exclusive Territory Marketing Plans and Budgets; Promotional and Advertising Materials. Each Party shall submit to the MC a marketing plan and budget for each Product it intends to commercialize in its Exclusive Territory for informational purposes, which plan and budget is prepared in accordance with
Section 9.6. All information and materials generated by a Party in the course of its promotion effort for Products within any country in such


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      35.

Party's Exclusive Territory shall be provided to the MC for use in the promotion effort within the other Party's Exclusive Territory and in the Co-Promotion Territory. In all such written or visual materials related to Products that identify either of the Parties, the Parties will be presented and described to the medical communities (including, for example, the physician, pharmacy, governmental, reimbursement and hospital sectors) as joining in the development of the Product , subject to applicable laws, rules and regulations. All such written and visual materials and all documentary information, promotional material and oral presentations (where practical) regarding the promotion of the Product will state this arrangement and will display the JT and Tularik names and logos with equal prominence, subject to applicable laws, rules and regulations and as directed by the MC.

     9.11  Compliance with Laws. In performing their responsibilities under this
Article 9, the Parties shall comply with all applicable laws, rules and regulations.

                                  ARTICLE 10

                                  TRADEMARKS

     10.1 Trademarks. The Parties shall mutually select the trademark or trademarks for Products. To the extent commercially reasonable and appropriate, a single trademark shall be used for each Product in all countries in the Co-Promotion Territory. To the extent the Parties determine that the use of a single trademark for a given Product is impractical or not advisable given cultural and other differences among countries in the Co-Promotion Territory, the Parties shall agree on the appropriate trademark for a Product for use within different countries within the Co-Promotion Territory; provided, however, that in no event shall different trademarks be used for the same Product within the same country in the Co-Promotion Territory. Each Party shall have the right to designate a different trademark for a Product for use within different countries within such Party's Exclusive Territory. Each trademark shall be used only in connection with the applicable Product and shall not be used by either Party on, or in connection with, any other product. The Parties shall determine which Party shall own each trademark used to promote Products in the Co-Promotion Territory and assign responsibility to one or both Parties for searching, clearing, filing, prosecuting, maintaining and all reasonable steps necessary in defending each Product trademark(s). Each Party shall own the trademark used to promote Products in such Party's Exclusive Territory and shall be responsible for searching, clearing, filing, prosecuting, maintaining and taking all reasonable steps necessary in defending each such Product trademark.

           (a) The Party owning a given trademark and related intellectual property rights in a country in the Territory shall, and hereby does, grant to the other Party a nonexclusive, royalty-free license, with the right to grant sublicenses only with the prior written consent of the granting Party, to use such trademark to promote and commercialize Products as permitted under this Agreement, provided that the Party receiving such license shall refrain from taking any actions that may dilute or otherwise reduce the value of such trademark. The Parties shall approve all trade dress, logos, slogans, designs and copyrights used on and in connection with any Product in the Co-Promotion Territory. During the Term, the Parties shall approve all printed materials bearing each trademark for a Product in the Co-Promotion Territory, including


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      36.

but not limited to business materials, printed materials, advertising materials, promotional materials and any such other materials that may reference or incorporate such trademark.

           (b) In the event that any action or proceeding is brought against either or both JT or Tularik with respect to a Product trademark in the Territory or relating to any alleged infringement of a Third Party's trademark, trade dress or similar intellectual property rights in the Territory arising out of the Parties' promotion or commercialization of Products pursuant to this Agreement, each Party shall promptly notify the other and cooperate in the defense of any such action or proceeding, as applicable. The Parties shall agree on the management of such action. In the event Tularik or JT becomes aware of any actual or threatened violation of any trademark for a Product in any country in the Territory, that Party shall promptly notify the other Party and the EC shall promptly discuss how to proceed in connection with such actual or threatened violation. Any expenses incurred by either or both Parties for registering, prosecuting applications for or maintaining trademarks for Products, and any expenses incurred in defending such trademarks or for defending any Third Party claims of trademark infringement relating to the commercialization of Products, shall be included as an element of [*]

     10.2 Compliance. The Parties shall comply with all supranational, federal, state and/or local laws pertaining to the commercialization of Products.

                                   ARTICLE 11

                              MANUFACTURE; SUPPLY

     11.1 Supply of Product. The JDC shall be responsible for determining the sources of, and arrangements for, the clinical and commercial manufacture and supply of Collaboration Lead Compounds and Products in a manner designed to result in long-term profit maximization for such Products in compliance with all applicable regulatory laws, rules and regulations. The JDC shall endeavor to establish multiple sources of bulk material and fill and finish services and to establish policies for the maintenance of inventories of key intermediates, bulk material and finished products and for such other matters as necessary or useful to assure such supply of Products in the Territory. The Independent Party shall arrange for the supply of Independent Lead Compounds and Independent Products, in both bulk and finished form.

     11.2 Specifications for Products. The Parties shall designate one of the Parties to be responsible for establishing, subject to approval by the JDC and the MC, the specifications for bulk and finished Product, and providing and maintaining any necessary documentation, certificates of analysis and test results, for each Product. Copies of all such specifications and other information and documentation will be provided promptly to the Parties. In addition, notice of, and results and data from, all FDA (or its foreign equivalent) audits relating to the manufacture of Product will be provided to each Party. The Cost of Goods (including [*] for Products actually used (and not sold) for all Pre-Clinical Development and Development studies shall be included in Development Costs.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      37.

     11.3 Terms of Manufacture and Supply. The Parties shall establish procedures acceptable to both Parties regarding forecasting of and ordering for each Party's requirements of the Products in the Territory.

                                  ARTICLE 12

                              REGULATORY MATTERS

     12.1 Side Effects and Adverse Events. During the Term, each Party shall promptly advise the other by telephone, telefax or overnight delivery service of every serious or unexpected side effect, adverse reaction or injury that has been brought to that Party's attention and which is alleged to have been caused by a Product. For each country in the Territory, the Party that has the responsibility for filing the Drug Approval Application and the IND (or foreign equivalent) in such country for such Product shall have all rights and responsibilities to report such side effect, adverse reaction or injury to the appropriate regulatory authorities as required by applicable law, rule or regulation. The Parties shall establish a procedure for such reporting obligations prior to commencement of Phase I clinical trials for the first Product.

     12.2 Communication with Regulatory Agencies. If a Party is contacted by the FDA or any equivalent regulatory agency in any country in the Territory during the Term pertaining to this Agreement or to a Product, Tularik and JT shall promptly, but always within [*] notify and consult with one another. The Party that has responsibility for regulatory filings for a Product shall provide an appropriate response to such contact after such consultation with the other Party, except where an earlier response may be required by law or to assure patient safety.

     12.3 Product Recall. In the event that JT or Tularik determines that an event, incident or circumstance has occurred that may result in the need for a recall or other removal of any Product or any lot or lots thereof from the market in a country within the Territory, it shall promptly advise and consult with the other Party with respect thereto. Thereafter, on a country-by-country basis, the owner of the Drug Approval Application for such Product in a country shall, in its sole discretion (except as otherwise required by such government authority), have the right to order a recall or other removal after such consultations, and the other Party shall co-operate with such recall. Any expenses related to a recall in the Co-Promotion Territory for a Co-Promoted Product shall be [*]

                                  ARTICLE 13

                           DISCLAIMER OF WARRANTIES

     13.1 Tularik Disclaimer. THE TULARIK TECHNOLOGY PROVIDED HEREUNDER IS PROVIDED "AS IS" AND TULARIK EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      38.

RESPECT THERETO. Without limiting the generality of the foregoing, Tularik expressly does not warrant (i) the success of any study or test commenced pursuant to the Program or (ii) the safety or usefulness for any purpose of the Tularik Technology or the Program Know-How.

     13.2 JT Disclaimer. THE JT TECHNOLOGY PROVIDED HEREUNDER ARE PROVIDED "AS IS" AND JT EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. Without limiting the generality of the foregoing, JT expressly does not warrant (i) the success of any study or test commenced pursuant to the Program or (ii) the safety or usefulness for any purpose of the JT Technology or the Program Know-How.

                                  ARTICLE 14

                                INDEMNIFICATION

     14.1  Indemnification for Independent Products. With respect to Independent
Products:

           (a) Each Independent Party hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all suits, claims, actions, demands, liabilities, expenses and/or loss, including reasonable legal expenses and attorneys' fees (collectively, "Claims"), resulting directly from the manufacture, use, handling, storage, sale or other disposition of Independent Products by such Independent Party, its agents or sublicensees, except to the extent such Claims result from the negligence or willful misconduct of Party seeking indemnification.

           (b)  In the event that a Party is seeking indemnification under this
Section 14.1, it shall inform the other Party of a claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the indemnifying Party to assume direction and control of the defense of the Claim (including the right to settle the Claim solely for monetary consideration), and shall cooperate as requested in the defense of the Claim.

     14.2 Indemnification for Products in the Co-Promotion Territory. With respect to any Products Co-Promoted by the Parties in the Co-Promotion
Territory:

           (a) Each Party hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all Claims resulting directly or indirectly from the manufacture, use, handling, storage, sale or other disposition of Products by the indemnifying Party, its agents or sublicensees, but only to the extent such Claims result from the negligence or willful misconduct of the indemnifying Party or its employees and agents and do not also result from the negligence or willful misconduct of the Party seeking indemnification. Any other Claims resulting directly or indirectly from the manufacture, use,


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      39.

handling, storage, sale or other disposition of Products shall be included as an Expense of either Party at the time such claim is finally determined, whether by judgment, award, decree or settlement.

           (b)  In the event that a Party is seeking indemnification under this
Section 14.2, it shall inform the other Party of a claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the indemnifying Party to assume direction and control of the defense of the Claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested in the defense of the Claim.

           (c) In the event that either Party receives notice of a Claim by a Third Party for injury or damage to property or person with respect to the development, manufacture, use, handling, storage, sale or other disposition of a Product, such Party shall inform the other Party as soon as reasonably practicable. The Parties shall confer how to respond to the claim and how to handle the claim in an efficient manner.

     14.3 Indemnification for Products in the Exclusive Territory. With respect to any Products sold by a Party in such Party's Exclusive Territory:

           (a) Each Party hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all Claims resulting directly from the manufacture, use, handling, storage, sale or other disposition of Products by the indemnifying Party, its agents or sublicensees except to the extent such Claims result from the negligence or willful misconduct of the Party seeking indemnification.

           (b)  In the event that a Party is seeking indemnification under this
Section 14.3, it shall inform the other Party of a claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the indemnifying Party to assume direction and control of the defense of the Claim (including the right to settle the Claim solely for monetary consideration), and shall cooperate as requested in the defense of the Claim.

     14.4 Indemnification for Non-Collaboration Compounds. With respect to Non-Collaboration Compounds:

           (a) Each Party hereby agrees to save, defend and hold the other Party and its agents and employees harmless from and against any and all Claims resulting directly from the manufacture, use, handling, storage, sale or other disposition of products based upon or incorporating any Non-Collaboration Compounds by such Party, its agents or sublicensees, except to the extent such Claims result from the negligence or willful misconduct of Party seeking indemnification.

           (b)  In the event that a Party is seeking indemnification under this
Section 14.4, it shall inform the other Party of a claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the indemnifying Party to assume direction and control of the defense of the Claim (including the right to settle the Claim solely for monetary consideration), and shall cooperate as requested in the defense of the Claim.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      40.

                                  ARTICLE 15

                        PATENT AND TRADE SECRET RIGHTS

     15.1 Ownership of Research Compounds. All Research Compounds and all inventions relating to the composition or use of Research Compounds ("Research Compound Inventions"), whether made solely by or on behalf of a Party, or jointly by or on behalf of both Parties, shall be [*] Inventorship of such inventions shall be determined in accordance with U.S. patent laws. Each Party agrees to execute, or have its employees, agents or consultants execute, all paperwork necessary to effectuate any such assignment necessary to achieve such [*] ownership of Research Compounds and Research Compound Inventions. The Tularik/Subsidiary Agreement also provides for [*] necessary to achieve such [*] ownership by the Parties of Research Compounds and Research Compound Inventions. Research Compound Patents shall be [*] and shall be prosecuted in accordance with Section 15.3 hereof. The RMC shall establish a common numbering system for the Research Compounds to allow the Parties and the Subsidiary to coordinate their activities with respect to such Research Compounds.

     15.2 Ownership of Inventions other than Research Compound Inventions. Each Party shall remain the sole owner or licensee, as applicable, of all technology, Substances, discoveries, patent applications, patents, know-how and inventions owned or controlled by such Party on the Effective Date and shall have no rights in or to technology, Substances, discoveries and inventions owned by the other Party except as specifically granted herein. All inventions or discoveries made, and materials and information created, jointly by Affiliates sublicensed hereunder by, or employees, agents or consultants of, each Party, in the course of conducting activities pursuant to this Agreement other than Research Compound Inventions ("Joint Program Inventions") shall be [*] Except as provided in
Section 15.1, all inventions or discoveries made, and materials and information created solely by Affiliates sublicensed hereunder by, or employees, agents or consultants of, one Party in the course of conducting activities pursuant to this Agreement other than Research Compound Inventions ("Sole Program Inventions") shall be [*] except as otherwise provided in this Section 15.2. Inventorship shall be determined in accordance with the U.S. patent laws. Each Party shall disclose to the other Party promptly any inventions made by such Party's Affiliate, employees, agents and consultants in the course of performing such Party's obligations under the Program. The Tularik/Subsidiary Agreement provides for the disclosure and ownership of inventions other than Research Compound Inventions that are made by employees, agents or consultants of the Subsidiary in the course of the Research Program in accordance with this Agreement. If the Research Program Term is terminated as provided in Section 3.7 without JT simultaneously exercising the Purchase Option contained in Section
2.1 of the Option Agreement, JT shall, and hereby does, [*] and Tularik shall, and hereby does, [*] provided, however, that if JT elects to develop and commercialize a Non-Proposed Compound or Discontinued Compound pursuant to
Section 4.3 or 4.4 as provided therein, then JT shall not be obligated to [*] until such time as [*]

     15.3  Prosecution and Maintenance of Research Compound Patents and
Program Patent Rights. The RMC or the JDC shall determine which Party shall be responsible for filing, prosecuting and maintaining patent applications for Research Compound Patents and Program Patents, provided that each Party shall be responsible for bearing [*] of the cost of filing for and


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      41.

prosecution and maintenance of such patent application and/or patent. In the event that the Party selected to file, prosecute and maintain a patent application decides not to proceed with such issuance, prosecution or maintenance of any patent application filed under this Section 15.3, such Party shall give the other Party [*] notice before any relevant deadline, and the other Party shall have the right, but not the obligation, to pursue prosecution of such patent application or maintenance of such patent [*]

              (a) The Parties desire to implement a patent prosecution and maintenance strategy that provides strong, broad patent protection on inventions made during the course of the Parties' performance under this Agreement, while optimizing both Parties' ability to develop and commercialize Non-Collaboration Compounds pursuant to Section 3.9(c) if the Research Program Term is terminated pursuant to Section 3.7 because [*] Specifically, because the [*] Research Compound Patents and Program Patents as provided in Sections 15.1 and 15.2, and [*] shall have the right to file and own patent applications and obtain patents on Non-Collaboration Compounds it may develop pursuant to Section 3.9(c) ("Non-Collaboration Patents"), the Parties recognize that patent prosecution strategies may determine the ability of each Party to practice patent rights necessary to develop and commercialize Non-Collaboration Compounds. Accordingly, they shall use commercially reasonable efforts to work together to file, prosecute and maintain Research Compound Patents and Program Patents under this
Article 15 that include claims relating to Substances, Lead Compounds, Research Compounds, Collaboration Lead Compounds, Independent Lead Compounds, Independent Products and Products that cover [*] To this end, the Party filing, prosecuting and maintaining a Research Compound Patent or a Program Patent pursuant to
Section 15.3(a) shall provide to the other Party a copy of each patent application or other patent filing it intends to make at least [*] prior to the earlier of the relevant filing deadline or intended filing date for review and comment. The Party making any such filing shall use all reasonable efforts to incorporate the non-filing Party's comments on such filing before submitting such filing to the relevant patent authority. Additionally, the Party filing, prosecuting or maintaining a Research Compound Patent or Program Patent pursuant to Section 15.3(a) shall promptly provide the other Party a copy of all material notices received from a patent authority with respect to Research Compound Patent or Program Patents, and (ii) shall not abandon or cease to prosecute or maintain a Research Compound Patent or Program Patent unless it has first notified the other Party not later than [*] prior to any relevant deadline for making a filing with a patent authority or maintenance payment with respect thereto and the other Party has not, within [*] after receiving such notice, by written notice to such Party elected to assume responsibility for filing, prosecuting or maintaining such Research Compound Patent or Program Patent. If a dispute arises regarding the strategy for filing and prosecuting a patent application hereunder, such matter shall be submitted to the EC for final resolution.

      15.4 Prosecution and Maintenance of JT and Tularik Patent Rights. JT and Tularik shall prosecute and maintain all Patent Rights and Know-How owned or controlled by JT or Tularik, respectively, at such Party's sole expense and in its sole discretion.

      15.5 Disclaimer. Each Party specifically disclaims any representation or warranty, express or implied, that it will successfully obtain any Program Patent or that any invention made by Affiliates, employees, agents and independent contractors of such Party will be patentable.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      42.

     15.6 Perfection of Interest. Each Party agrees to cooperate with the other and take all reasonable additional actions and execute such agreements, instruments and documents as may be reasonably required to perfect the other's ownership interest in accordance with the intent of this Agreement including, without limitation, the execution of necessary and appropriate instruments of assignment.

     15.7 Infringement by Third Parties. With respect to infringement of any jointly-owned Program Patents by a Third Party through the manufacture, import, use, sale or offer for sale of a product competitive with a Product in any country ("Competitive Product Infringement"), the JDC shall determine which Party shall have the right to institute, prosecute and control any action or proceeding with respect to such infringement (with the other Party having the right to participate in such action and be represented, if it so desires, by counsel of its own selection therein), it being the Parties' general intent that any Competitive Product Infringement of a jointly-owned Program Patent in an Exclusive Territory shall be instituted, prosecuted and controlled by the relevant Exclusive Marketing Party. If necessary, in any action brought hereunder, the Party not controlling such action agrees to be joined as a party plaintiff and to give reasonable assistance and any needed authority to control, file and to prosecute such action. The Parties shall consult with each other regarding the institution, prosecution and control of any action or proceeding with respect to infringement of any of the jointly owned Program Patents other than Competitive Product Infringement. Each Party's costs related to patent enforcement (including internal costs and expenses specifically attributable to said patent enforcement) with respect to Competitive Product Infringement of jointly owned Program Patents shall be [*] with any related recoveries [*]

            (a) If either Party believes in good faith that any Patent Rights owned or controlled by a Party are infringed by a Third Party through Competitive Product Infringement, the Party first having knowledge of such infringement shall promptly notify the other Party in writing thereof, which notice shall set forth the facts of such infringement in reasonable detail. If the Party owning or controlling such Patent Right shall have the first right, but not the obligation, to bring an action or proceeding to abate such infringement in the Co-Promotion Territory, and the Exclusive Marketing Party shall have the first right to bring an action or proceeding to abate such infringement in the Exclusive Territory. If the Party having the first right hereunder with respect to a Patent Right fails to institute and prosecute an action or proceeding to abate the infringement within a period of [*] after receiving written notice or otherwise having knowledge of the infringement as provided above, then the other Party shall have the right, but not the obligation, to bring and prosecute any such action if such other Party then has an exclusive or co-exclusive license under the relevant Patent Right pursuant to
Article 5. In such event, the Party which failed to bring such action agrees to be joined as a party plaintiff and to give the Party bringing such action reasonable assistance and all authority to control, file and prosecute the suit as may be necessary; provided, however, that the Party failing to bring such action shall have the right to participate in such action and to be represented in any such action by counsel of its choice, [*] The Parties' costs of patent enforcement (including internal costs and expenses specifically attributable to said patent enforcement) and related awards with respect to actions brought under this Section 15.7(b) shall be treated as [*] Any recovery of damages and costs in such action referred to in this Section 15.7(b) for infringement in the Co-Promotion Territory shall be [*]


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      43.

              (b) With respect to infringement by a Third Party of any Program Patents or Patent Rights through the manufacture, import, use, sale or offer for sale of a product competitive with an Independent Product ("Competitive Independent Product Infringement"), the Independent Party shall have the first right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to such infringement (with the other Party having the right to participate in such action and be represented if it so desires by counsel of its own selection). If the Independent Party fails to institute and prosecute an action or proceeding to abate the infringement within a period of [*] after receiving written notice or otherwise having knowledge of the infringement as provided above, then the other Party, if it owns or controls the Patent Right or Program Patent being infringed, shall have the right, but not the obligation, to bring and prosecute any such action; provided, however, that in such event the Independent Party shall have the right to participate in such action and to be represented in any such action by counsel of its choice. If necessary, in any action brought pursuant to this Section 15.7(c), the Party not controlling such action agrees to be joined as a party plaintiff and to give reasonable assistance and any needed authority to control, file and to prosecute such action. Each Party's costs related to patent enforcement (including internal costs and expenses specifically attributable to said patent enforcement) with respect to Competitive Independent Product Infringement shall be [*] and any related recoveries shall [*]

              (c) With respect to infringement by a Third Party of any Program Patents through the manufacture, import, use, sale or offer for sale of a product competitive with a product incorporating a Non-Collaboration Compound ("Competitive Non-Collaboration Compound Infringement"), the Party developing or commercializing such Non-Collaboration Compound (the "NCC Party") shall have the first right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to such infringement (with the other Party having the right to participate in such action and be represented if it so desires by counsel of its own selection). If the NCC Party fails to institute and prosecute an action or proceeding to abate the infringement within a period of [*] after receiving written notice or otherwise having knowledge of the infringement as provided above, then the other Party shall have the right, but not the obligation, to bring and prosecute any such action; provided, however, that in such event the NCC Party shall have the right to participate in such action and to be represented in any such action by counsel of its choice. If necessary, in any action brought pursuant to this Section 15.7(d), the Party not controlling such action agrees to be joined as a party plaintiff and to give reasonable assistance and any needed authority to control, file and to prosecute such action. Each Party's costs related to patent enforcement (including internal costs and expenses specifically attributable to said patent enforcement) with respect to Competitive Non-Collaboration Compound Infringement shall be [*] and any related recoveries shall [*]

              (d) No settlement or consent judgment or other voluntary final disposition of suit under this Section 15.7 may be entered into without the consent of both Parties, which consents shall not be withheld unreasonably.

              (e) If an infringement of Program Patents or Patent Rights by a Third Party could be characterized as both a Competitive Product Infringement and a Competitive Independent Product Infringement, the MC shall determine which Party shall have the right to proceed against such Third Party.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      44.

     15.8 Defense and Settlement of Third-Party Claims. If a Third Party asserts that a patent or other right owned by it is infringed by the manufacture, import, use, sale or offer for sale of any Product, the Party first obtaining knowledge of such a claim shall immediately provide the other Party with notice of such claim and the related facts in reasonable detail. In such event, the MC shall determine how best to control the defense of any such claim. In the event the MC cannot determine the proper manner of defending any such claim, such defense shall be controlled by the Party in whose Exclusive Territory the claim is brought, or by a Party selected by the MC if the claim is brought in a country in the Co-Promotion Territory; provided, however, that the other Party shall have the right to participate in such defense and to be represented in any such action by counsel of its selection at its sole discretion. The entity that controls the defense of a given claim with respect to a Product in its Exclusive Territory, shall also have the right to control settlement of such claim and the MC shall control settlement of any such claim brought in the Co-Promotion Territory; provided, however, that no settlement shall be entered into without the written consent of the other Party, which consent shall not be withheld unreasonably.

            (a) If a Third Party asserts that a patent or other right owned by it is infringed by the manufacture, import, use, sale or offer for sale of any Independent Product, the Party first obtaining knowledge of such a claim shall immediately provide the other Party with notice of such claim and the related facts in reasonable detail. In such event, the Independent Party for such Independent Product shall control the defense of any such claim, and shall also have the right to control settlement of such claim; provided, however, that no settlement shall be entered into with respect to any Program Patent or Patent Right owned, in whole or in part, or controlled by the other Party without the written consent of such other Party, which consent shall not be withheld unreasonably.

            (b) If a Third Party asserts that a patent or other right owned by it is infringed by the manufacture, import, use, sale or offer for sale of any product incorporating a Non-Collaboration Compound, the Party first obtaining knowledge of such a claim shall immediately provide the other Party with notice of such claim and the related facts in reasonable detail. In such event, the NCC Party for such product shall control the defense of any such claim, and shall also have the right to control settlement of such claim; provided, however, that no settlement shall be entered into with respect to any Program Patent without the written consent of such other Party, which consent shall not be withheld unreasonably.

     15.9 Allocation of Expenses. The expenses of patent defense, settlement and judgments incurred pursuant to Section 15.8 with respect to Products shall be [*] provided that any such costs incurred for activities occurring [*] shall be borne [*] and any such costs [*] shall be [*] Any expenses of patent defense, settlement and judgments incurred pursuant to Section 15.8 with respect to Independent Products shall be [*] except as provided in Section 15.10. Any expenses of patent defense, settlement and judgments incurred pursuant to
Section 15.8 with respect to products incorporating a Non-Collaboration Compound shall [*]

     15.10 Settlement of Third-Party Claims for Infringement; Payment of Third-Party Royalties. If a Third Party asserts that a patent or other right owned by it is infringed by the development, manufacture, use, sale, offer for sale or import of any Product, and as a result of


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      45.

settlement procedures or litigation under this Article 15 a Party is required to pay the Third Party a royalty or make any payment of any kind for the right to sell a Product in a particular country, such expense shall be [*] if such expense is incurred for activities occurring [*] or [*] to the extent incurred for activities [*] If a Third Party asserts that a patent or other right owned by it is infringed by the development, manufacture, use, sale, offer for sale or import of any Independent Product, and as a result of settlement procedures or litigation under this Article 15 a Party is required to pay the Third Party a royalty or make any payment of any kind for the right to sell an Independent Product in a particular country, such expense [*]

                                  ARTICLE 16

                         CONFIDENTIALITY AND PUBLICITY

         16.1 Confidential Information; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, each Party agrees that, for the term of this Agreement and for [*] thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information furnished to it by the other Party pursuant to this Agreement, except to the extent that the receiving Party can demonstrate by competent proof that such Confidential Information:

              (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

              (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

              (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

              (d) was disclosed to the receiving Party, other than under an obligation of confidentiality to a Third Party, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

              (e) was independently discovered or developed by the receiving Party without the use of Confidential Information belonging to the disclosing Party.

         16.2 Financial Terms; Permitted Disclosure. The Parties agree that the material financial terms of the Agreement will be considered Confidential Information of both Parties. Notwithstanding the foregoing, either Party may disclose such terms to bona fide potential sublicensees, if necessary, and may disclose other Confidential Information of the other Party as required by law, regulation or court order. Tularik shall have the further right to disclose the material financial terms of the Agreement to any bona fide potential investor, investment banker, acquiror, merger partner or other potential financial partner. In connection with any permitted disclosure of Confidential Information pursuant to this Section 16.2, each Party agrees to use all


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      46.

reasonable efforts to secure confidential treatment of, or a protective order for, any such information.

         16.3 Publication. Each Party to this Agreement recognizes that the publication of papers, including oral presentations and abstracts, regarding the Program Know-How and the Program Patents, subject to reasonable controls to protect Confidential Information, can be beneficial to both Parties. Accordingly, each Party shall have the right to review and approve any paper proposed for publication by the other Party, including oral presentations and abstracts, which utilizes data generated from the Program and/or includes Program Know-How or Confidential Information of the other Party. Before any such paper is presented or submitted for publication, the Party proposing publication shall deliver a complete copy to the other Party at least thirty (30) days prior to presenting the paper to a publisher. The receiving Party shall review any such paper and give its comments to the publishing Party within thirty (30) days of the delivery of such paper to the receiving Party. With respect to oral presentation materials and abstracts, the Parties shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the publishing Party with appropriate comments, if any, but in no event later than thirty (30) days from the delivery date thereof to the receiving Party. The publishing Party shall comply with the other Party's request to delete references to such other Party's Confidential Information in any such paper and agrees to withhold publication of same an additional thirty
(30) days upon request by the non-publishing Party in order to permit the Parties to obtain patent protection, if either of the Parties deem it necessary, in accordance with the terms of this Agreement.

         16.4 Publicity. Except as otherwise provided herein or required by law, neither Party shall issue any publication, news release or other public announcement, written or oral, whether in the public press, or stockholders' reports (if applicable), or otherwise, relating to the existence of or the performance under this Agreement, without the prior written approval of the other Party, which approval shall not be unreasonably withheld; provided that if a Party does not consent to such publication, release or announcement by the other Party as proposed, then the Parties shall negotiate in good faith an appropriate modification thereto that will make such publication, release or announcement acceptable to the reviewing Party within [*] after submission thereof by the publishing Party to the non-publishing Party.

                                  ARTICLE 17

                              GOVERNMENT CONTROLS

         This Agreement is made subject to any restrictions concerning the export of Program Products or technical information from the United States that may be imposed upon or related to Tularik or JT from time to time by the government of the United States and other applicable jurisdictions. Furthermore, each Party hereto agrees that it will not export, directly or indirectly, any technical information acquired from the other under this Agreement or any Program Products using such technical information to any country for which the United States government or any agency thereof, and other applicable jurisdictions at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      47.

government, and other applicable jurisdictions when required by an applicable statute or regulation.

                                  ARTICLE 18

                             TERM AND TERMINATION

         18.1 Term. Subject to subsections (a) and (b), this Agreement shall expire upon the end the Term.

         18.2 Early Termination. The Agreement shall terminate on such earlier date as the Term shall have expired or been terminated pursuant to Section 3.7 without any Collaboration Lead Compound having been designated in accordance with Section 3.9(a) or 4.2 or any Independent Lead Compound being developed in accordance with Section 4.15.

         18.3 Termination for Material Breach. If either Party materially breaches this Agreement and the breaching Party has not (i) cured the breach or
(ii) initiated good faith efforts to cure such breach to the reasonable satisfaction of the non-breaching Party, within sixty (60) days of notice of breach from the non-breaching Party, the non-breaching Party may terminate this Agreement upon expiration of such sixty (60) day period. If this Agreement is terminated pursuant to this Section 18.1(b), (A) all licenses granted to the non-breaching Party shall survive such termination and shall be expanded to apply on a worldwide basis and (B) all licenses and rights to obtain licenses granted to the breaching Party shall terminate (other than as provided in Section 15.2, if JT is the breaching Party).

         18.4 Surviving Rights. Subject to Section 18.1(b), the rights and obligations set forth in this Agreement shall extend beyond the Term or termination of the Agreement only to the extent expressly provided for herein, or the extent that the survival of such rights or obligations are necessary to permit their complete fulfillment or discharge. Without limiting the foregoing, the Parties have identified various rights and obligations that are understood to survive, for the period of time as follows: [*]

         18.5 Accrued Rights; Surviving Obligations. Termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration, including damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve either Party from obligations that are expressly indicated to survive termination or expiration of the Agreement.

                                  ARTICLE 19

                   REPRESENTATIONS AND WARRANTIES; COVENANTS

         19.1 Representations and Warranties.

              (a) Power and Authority. Each Party hereby represents and warrants that such Party has full corporate power and authority under the laws of the state or country of its


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      48.

incorporation to enter into this Agreement and carry out the provisions hereunder and that the person executing this Agreement on each Party's behalf has been duly authorized to do so by all requisite corporate action.

              (b) Conflicts. Each Party represents and warrants that, as of the date of this Agreement, it is not a Party to any agreement, arrangement or understanding with any Third Party that in any significant way prevents such Party from fulfilling any of its material obligations under the terms of this Agreement.

              (c) Intellectual Property. Each Party represents and warrants to such Party's best knowledge as of the Effective Date: (i) that such Party has full power and authority to undertake the scientific activities required of it;
(ii) that the performance of the scientific activities required of such Party under the Research Plan will not infringe the intellectual property rights of any Third Parties; and (iii) that the practice of such Party's Patent Rights or Know-How described in Section 5.1 hereof pursuant to the Program does not require any Third Party licenses not already obtained. Tularik and JT agree to cooperate to identify existing Third Party licenses and the technologies to which they pertain. Except as expressly provided in this Agreement, neither Tularik nor JT shall have any obligation to make any payments whatsoever with respect to any royalties that the other Party owes to any Third Party licensor of technology that the Parties may practice while performing under this Agreement.

              (d) Infringement. Each Party represents and warrants that as of the date of this Agreement, to the best of its knowledge, it is not aware of any claims by Third Parties that the practice of technology, methodology or materials to be utilized in the Program would infringe patents owned or controlled by such Third Party.

         19.2 Covenants.

              (a) Licenses. Each Party hereby covenants to the other that it will not practice the license granted to it pursuant to Sections 5.1, 5.2, 5.3 or 5.4 under the other Party's interest in Patent Rights, Know-How, Program Patents or Program Know-How, except as explicitly permitted in this Agreement.

              (b) Diligence. Subject to Sections 4.3, 4.4, 4.14 and 4.15, JT and/or Tularik shall use commercially reasonable efforts to develop the Lead Compounds, Research Compounds and Collaboration Lead Compounds consistent with the efforts such Party expends on compounds involved in its other research and development programs that have comparable market potential. Subject to Section 9.3, JT and/or Tularik shall use commercially reasonable efforts to develop and market Products, consistent with the efforts it expends on its other products having comparable market potential. If a Party disagrees on whether the other Party's actions are commercially reasonable, such disagreement shall be resolved in accordance with Section 20.1.

              (c) Conflicts. Each Party covenants that it will not commit any acts or fail to take any action that would be in material conflict with its obligations or licenses under this Agreement.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      49.

                                  ARTICLE 20

                              DISPUTE RESOLUTION

         20.1 Dispute Resolution. Any disputes or disagreements arising in the RMC, JDC or MC will be referred to the EC if the RMC, JDC or MC, as the case may be, is unable to resolve such dispute or disagreement within [*] after submission of an issue to such committee. In addition, any other disputes or disagreements between the Parties arising hereunder will first be referred to the EC. If such dispute is not resolved within the [*] period following submission of such dispute to the EC and such dispute relates to an alleged breach of this Agreement, then either Party may propose to refer such dispute to arbitration, and thereafter such dispute shall be resolved pursuant to Section
20.2 below. In the event such dispute is not resolved within the [*] period following submission of such dispute to the EC and such dispute does not relate to an alleged breach of this Agreement, such dispute shall be referred to a Third Party mediator with significant experience in the pharmaceutical industry acceptable to both Parties for resolution. The costs and expenses of such Third Party mediator shall be [*] In the event such dispute is not resolved within the [*] following submission of such dispute to the Third Party mediator, then either Party may propose to refer such dispute to arbitration, and thereafter such dispute shall be resolved pursuant to Section 20.2 below.

         20.2 Arbitration. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this agreement, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the RMC, JDC, MC or EC, as the case may be. Any unresolved disputes arising between the Parties arising out of, relating to, in connection with or in any way connected with this Agreement or any term or condition hereof, or performance by either Party of its obligations hereunder, whether before or after termination or expiration of this Agreement, shall be finally resolved by binding arbitration, except as otherwise provided in this Agreement and except that any disputes regarding the validity, scope or enforceability of patents or trademarks shall be submitted to a court of competent jurisdiction. The arbitration shall be held in San Francisco, California according to the rules of the American Arbitration Association ("AAA"). The arbitration will be conducted by a panel of three (3) arbitrators with significant experience in the pharmaceutical industry appointed in accordance with applicable AAA rules. Any arbitration herewith shall be conducted in the English language to the maximum extent possible. [*] Judgment on the award so rendered shall be final and may be entered in any court having jurisdiction thereof.

                                  ARTICLE 21

                                 MISCELLANEOUS

         21.1 Severability. If any part of this Agreement is declared invalid by any legal authority having jurisdiction over either Party, then such declaration shall not affect the remainder of the Agreement, which shall continue in full force and effect. The Parties shall revise the invalidated part in a manner that will render such provision valid and closely approximate the Parties' original intent.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      50.

     21.2 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

     21.3 Consents Not Unreasonably Withheld. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provision is made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

     21.4 Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

     21.5 Further Action. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     21.6 Notices. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof).

     If to Japan Tobacco, Inc., addressed to:

                        Japan Tobacco, Inc.
                        Pharmaceutical Division
                        JT Building, 2-1 Toranomon, 2-chome
                        Minato-ku, Tokyo 105, Japan
                        Attention:  Vice President Business Development
                        Telephone: 011 81 3 3582 3111
                        Facsimile: 011 81 3 5572 1449

     With a copy to:    Neal N. Beaton, Esq.

                        Gilbert, Segall and Young LLP
                        430 Park Avenue
                        New York, NY 10022
                        Telephone: (212) 644-4010
                        Facsimile:  (212) 644-4051

     If to Tularik Inc., addressed to:

                        Tularik Inc.


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      51.

                         Two Corporate Drive
                         South San Francisco, CA 94080
                         Attn: Secretary
                         Telephone: (650) 825-7300
                         Facsimile: (650) 825-7392

     With a copy to:     Cooley Godward LLP

                         Five Palo Alto Square
                         El Camino Real
                         Palo Alto, CA 94306-2155
                         Attention:  Judith A. Hasko, Esq.
                         Telephone:  (650) 843-5000
                         Facsimile:  (650) 857-0663

     21.7 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and assigns; provided, however, that neither Party shall assign any of its rights and obligations hereunder except (i) as incident to the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or actual voting control of the assigning Party or (ii) to an Affiliate; provided, however, that in no event shall either Party's obligations under the Research Program be assigned to an Affiliate without the prior written consent of the other Party. JT acknowledges and agrees that the Research Program will be performed on behalf of Tularik by the Subsidiary.

     21.8 Force Majeure. Any delays in performance by either Party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, earthquake, flood, explosion, riots, wars, civil disorder, rebellion or sabotage. The Party suffering such occurrence shall immediately notify the other Party as soon as practicable and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence, provided that the Party affected by such event uses reasonable efforts to overcome such delay.

     21.9 Headings. The section and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections or paragraphs.

     21.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     21.11 Governing Law and Language. This Agreement shall be governed by California law, notwithstanding its conflicts of laws principles. The official text of this Agreement and any Appendices hereto, or any notice given or accounts or statements required by this Agreement shall be in English. In the event of any dispute concerning the construction or


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      52.

meaning of this Agreement, reference shall be made only to this Agreement as written in English and not to any other translation into any other language.

     21.12 Limitation of Liability. IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES AND SUBLICENSEES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE, including but not limited to loss of profits or revenues, except to the extent such Party may be required to indemnify the other Party from such damages claimed by Third Parties pursuant to this Agreement.

     21.13 Entire Agreement; Amendment. This Agreement, together with the Option Agreement, sets forth the principal terms of the arrangement between the Parties hereto and, except as otherwise set forth herein, supersedes and terminates all prior agreements, including the preliminary agreement, and understandings between the Parties. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

     In witness whereof, the Parties have signed this Agreement effective as of the Effective Date.

Tularik Inc.

By:     /s/ David Goeddel
        -------------------------------
Title:  Chief Executive Officer


Japan Tobacco Inc.

By:    /s/ Takashi Kato
       --------------------------------
       Title: Takashi Kato
              Managing Director
              Pharmaceutical Division


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      53.

                                  APPENDIX A
                        DESCRIPTION OF TULARIK EXISTING
                      TECHNOLOGY APPLICABLE TO THE FIELD
                   I. Summary of Existing Tularik Technology

[*]


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      54.

                                  APPENDIX B
                     DESCRIPTION OF JAPAN TOBACCO EXISTING
                      TECHNOLOGY APPLICABLE TO THE FIELD


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      55.

                                  APPENDIX C
          Definitions for Calculation of Expenses, Development Costs
                      and Selling and Promotion Expenses

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]

         [*]


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      56.

                                  APPENDIX D
                      Description of Scientific FTE Rate

          The initial Scientific FTE rate for employees of the Parties to be used in preparing the Development Budget and determining Development Costs is [*] Such rate is composed of the following expense categories in the amounts indicated:

          Salaries and benefits                                [*]
          Scientific supplies and materials                    [*]
          Overhead                                             [*]
          Outside services                                     [*]
          Travel                                               [*]
          Scientific FTE rate                                  [*]

          Such Scientific FTE rate shall be adjusted [*] such that (a) the increase in salaries and benefits is equal to the [*]; (b) the increases in scientific supplies and materials, outside services and travel are equal to the [*] and (c) the percentage increase in overhead costs does not exceed the percentage increase [*]


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      57.

                                  APPENDIX E
                   Scientific FTE Employed by the Subsidiary
                            Assigned to the Program

        2000         2001         2002         2003         2004        2005
        ----         ----         ----         ----         ----        ----
[*]      [*                                                               ]
[*]      [*                                                               ]
[*]      [*                                                               ]
[*]      [*                                                               ]
[*]      [*                                                               ]
[*]      [*                                                               ]


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      58.

                                  APPENDIX F

                            Current Program Targets

[*]

[*]

[*]

[*]

[*]


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      59.

                                  APPENDIX G

                                  Certificate

--------------------------------------------------------------------------------
                             INITIAL RESEARCH PLAN
                       (TO BE APPROVED IN A SIDE LETTER)
--------------------------------------------------------------------------------

The details of the Research Program described in this Agreement are as follows:

1.   The following tasks will be carried out by the Subsidiary on behalf of
Tularik:

         [*]

3. Details will be discussed and determined by the RMC. An initial meeting of the RMC will take place within [*] of the Effective Date.


[*] = Certain confidential information contained in this document, marked by brackets, has been ommitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

                                      60.